UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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ALPINE GLOBAL PREMIER PROPERTIES FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Alpine Global Premier Properties Fund

c/o Boston Financial Data Services, Inc.

PO Box 8061

Boston, MA 02266

1-800-617-7616

January 4, 2018

Dear Shareholder:

We are pleased to enclose the Notice and Proxy Statement for the Special Meeting of Shareholders (the “Special Meeting”) of Alpine Global Premier Properties Fund, a Delaware statutory trust (the “Fund”), to be held on March 14, 2018, at 10:00 a.m., Eastern Time, at 711 Westchester Avenue, White Plains, New York 10604.

The Fund’s Board of Trustees (the “Board”), including the Trustees who are not “interested persons” (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are asking you to approve significant, and we believe, positive changes to the Fund. If approved by the shareholders, these changes would result in a new investment adviser and a new sub-adviser providing advisory services to the Fund.

You are being asked to approve a new investment advisory agreement with Aberdeen Asset Managers Limited (“AAML”) and a new sub-advisory agreement with Aberdeen Asset Management Inc. (“AAMI”). The Fund’s primary investment objective and fundamental and non-fundamental investment policies will not change as a result of the new investment advisory agreement with AAML and the new sub-advisory agreement with AAMI, which are anticipated to provide continuity with a similar investment approach centering on fundamental analysis, micro and macro research, long-term perspective, team-based ethos and shared insights. In addition, you are being asked to elect four new Trustees to serve as the Trustees of the Fund. The new Trustees would take office only if the new investment advisory and sub-advisory agreements are approved by shareholders of the Fund. If those agreements are approved at the Special Meeting, the new Trustees are elected by shareholders, and certain other conditions are fulfilled, AAML and AAMI will serve as investment adviser and sub-adviser to the Fund, respectively, and the new Trustees will replace all of the current Trustees. If the new investment advisory and sub-advisory agreements are not approved by shareholders, or if the new Trustees are not elected by shareholders, the current Board will continue to serve the Fund, and Alpine Woods Capital Investors, LLC will continue to serve as investment adviser to the Fund. The enclosed Notice of Special Meeting outlines all of the items for you to consider and vote upon. This Proxy Statement gives details about each proposal and should be carefully read and considered before you vote.

The Board believes all of the proposals are in the best interests of the Fund and its shareholders and recommends that you vote “FOR” each proposal.

Whether or not you intend to attend the Special Meeting, you may vote by proxy by completing, signing and returning your proxy card in the enclosed postage-paid envelope. Please familiarize yourself with each proposal and vote immediately, even if you plan to attend the Special Meeting.

Following this letter, we have included questions and answers regarding the Proxy Statement. This information is designed to help you answer questions you may have and help you cast your votes, and is being provided as a supplement to, not a substitute for, the Proxy Statement, which we urge you to review carefully.

If your completed proxy card is not received, you may be contacted by representatives of the Fund, AAML and AAMI or by our proxy solicitor, AST Fund Solutions, LLC (“AST”). AST has been engaged to assist the Fund in soliciting proxies. Representatives of AST will remind you to vote your shares.

Sincerely,

ALPINE GLOBAL PREMIER PROPERTIES FUND

Samuel A. Lieber, President

QUESTIONS AND ANSWERS
REGARDING THE PROXY STATEMENT AND
SPECIAL MEETING OF SHAREHOLDERS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the proposals (“Proposals”) to be considered at the Special Meeting. Your vote is important.

Q. Why are you sending me this information?

A. You are receiving this Proxy Statement because you own shares of the Fund and have the right to vote on the very important Proposals concerning your investment.

Q. What am I being asked to vote “FOR” in this Proxy Statement?

A. At the Special Meeting, you will be asked:

1.  To approve a new investment advisory agreement between the Fund and Aberdeen Asset Managers Limited (“Proposal 1”);

2.  To approve a sub-advisory agreement by and among the Fund, Aberdeen Asset Managers Limited and Aberdeen Asset Management Inc. (“Proposal 2”);

3.  To elect four (4) Trustees, each to serve for a term from one to three years or until his or her successor has been duly elected and qualifies, and each to take office only if Proposal 1 and Proposal 2 are approved by shareholders of the Fund and only after resignation of the current Trustees is effective (“Proposal 3”); and

4.  To transact such other business as may be properly presented at the Special Meeting or any adjournments thereof.

The Transaction described in this Proxy Statement is contingent upon each of Proposals 1, 2 and 3 being approved by shareholders of the Fund. If any of the Proposals are not approved by shareholders of the Fund, the Transaction will not be completed, in which case Alpine Woods Capital Investors, LLC will continue to serve as the Fund’s investment adviser, and the current Board will continue to serve.

Q. How does the Board recommend that I vote?

A. The Board recommends that shareholders vote FOR all of the Proposals, and FOR all Trustee nominees described in such Proposals. If no instructions are indicated on your proxy, the representatives holding proxies will vote in accordance with the recommendations of the Board.

Q. What changes are being proposed to the Fund’s investment adviser?

A. Alpine Woods Capital Investors, LLC (“Alpine”) currently serves as the investment adviser to the Fund. Both Alpine and the Fund’s Board have determined that it is in the Fund’s best interest that a new investment adviser and sub-adviser be engaged to provide services to the Fund.

On December 14, 2017, the Fund’s Board, including all of the Independent Trustees, approved a new investment advisory agreement (the “New Investment Advisory Agreement”) between the Fund and Aberdeen Asset Managers Limited (“AAML”) and a new sub-advisory agreement by and among the Fund, AAML and Aberdeen Asset Management Inc. (“AAMI”) (the “New Sub-Advisory Agreement” and together with the New Investment Advisory Agreement, the “New Advisory Agreements”). AAML and AAMI are collectively referred to as “Aberdeen.” AAML and AAMI are indirect subsidiaries of Standard Life Aberdeen plc (“Standard Life Aberdeen” and with Aberdeen referred to as “Aberdeen Companies”). Alpine and the Aberdeen Companies are not affiliates of each other and have not previously engaged in any transactions with each other.

The Proxy Statement provides additional information about Aberdeen and the New Advisory Agreements. If the Proposals are approved at the Special Meeting, we expect that the New Advisory Agreements will become effective and Aberdeen will assume its responsibilities thereunder promptly following the Special Meeting.

On December 21, 2017, Alpine and AAML entered into a separate agreement (the “Asset Purchase Agreement”) pursuant to which AAML will acquire certain assets related to Alpine’s business of providing investment management services to the Fund and other registered investment companies (the “Business”) if AAML becomes the investment adviser of the Fund and AAMI becomes the sub-adviser of the Fund pursuant to the New Advisory Agreements upon receipt of the necessary approvals of the New Advisory Agreements and satisfaction or waiver of certain other conditions. More specifically, under the Asset Purchase Agreement, Alpine has agreed to transfer to AAML, for a cash payment at the closing of the Asset Transfer (as defined below) and subject to certain exceptions, (i) all right, title and interest of Alpine in and to the accounts, books, files and other records or documents to the extent used in or relating to the Business; (ii) the right to include in AAML’s and in the Fund’s performance information the investment performance of the Fund since the inception of the Fund and copies of information necessary to calculate such investment performance; (iii) all claims, causes of action, choses in action, rights of recovery and rights of set-off of any kind to the extent relating to items (i) and (ii) listed above against any person, including any liens, security interest, pledges or other rights to payment or to enforce payment in connection with products or services delivered by Alpine on or prior to the closing date; and (iv) all goodwill of the Business as a going concern together with the rights to represent to third parties that AAML is the successor to the Business. Such transfers hereinafter are referred to collectively as the “Asset Transfer.” Samuel A. Lieber, a Trustee who is currently an “interested person” of the Fund as that term is defined in the 1940 Act (the “Interested Trustee”) and the Fund’s President, will benefit from the Asset Transfer as an indirect majority owner of Alpine. None of the Trustees, who are not “interested persons” of the Fund (the “Independent Trustees”) as that term is defined in the 1940 Act), have any interest in the Transaction and the Board, including all of the Independent Trustees voting separately, unanimously approved the New Advisory Agreements.

The Fund is not a party to the Asset Purchase Agreement; however, the completion of the Asset Transfer is subject to certain conditions, including shareholder approval of the Proposals described in this Proxy Statement. Therefore, if shareholders do not approve the New Advisory Agreements and elect the Trustee nominees at the Special Meeting or if the other conditions in the Asset Purchase Agreement are not satisfied or waived, then the Asset Transfer will not be completed and the Asset Purchase Agreement will terminate.

Q. Why is the Board Recommending Aberdeen?

A. Aberdeen Standard Investments, the investment management arm of Standard Life Aberdeen (“Aberdeen Standard”), is a global business with offices in 50 cities around the world, servicing clients in 80 countries and is one of the world’s largest asset management firms. Clients access the Aberdeen Standard investment expertise drawn from three main asset classes: equities, fixed income and real estate, as well as alternative strategies. The scale of Aberdeen Standard’s business as a whole is reflected with Aberdeen Standard’s substantial resource and global infrastructure dedicated to these and other strategies from both an investment management, distribution, administration and operational perspective. Aberdeen has extensive experience in managing real estate securities with substantial assets under management in markets directly relevant to the Fund. As of September 30, 2017, Aberdeen Standard had approximately $764.35 billion in assets under management. Moreover, closed-end funds are an important element of the Aberdeen Standard client base in the United States and globally. Aberdeen Standard currently manages 14 U.S. closed-end funds. If the New Advisory Agreements are approved, the Fund would complement, rather than compete with, Aberdeen Standard’s U.S. closed-end fund family. Aberdeen Standard has substantial experience in assimilating closed-end funds into its family of funds. The Fund would be managed by an experienced global real estate team offering management based within the regions in which the Fund invests. Furthermore, Aberdeen Standard offers a strong commitment to and record of regulatory and legal compliance in its registered fund families. For further details on the Board’s decision to recommend Aberdeen, please see the section titled “Board Evaluation of the New Advisory Agreements.”

The Board believes that approval of the New Advisory Agreements would be in the best interest of the Fund.

Q. How will the New Advisory Agreements affect me as a Fund shareholder?

A. The New Advisory Agreements will not affect your shares and you will still own the same shares in the Fund. The New Investment Advisory Agreement has terms that are similar in many respects to the terms of the current investment advisory agreement between Alpine and the Fund (the “Alpine Advisory Agreement”), although there are important differences. The New Investment Advisory Agreement will have the same fee rates as are in effect in the Alpine Advisory Agreement. The managed assets on which Aberdeen may charge an advisory fee, however, will include assets plus liabilities attributable to all forms of leverage. Certain differences will exist in the New Investment Advisory Agreement between Aberdeen and the Fund. These differences are described in detail in the Proxy Statement. If shareholder approval of the Proposals is obtained, Aberdeen promptly thereafter will assume responsibility for management of the Fund’s investment portfolios.

Q. Will the proposed new investment adviser and sub-adviser change the Fund’s investment objective and policies?

A. No. The Fund’s primary investment objective to seek high current dividend income, more than 50% of which qualifies for the reduced Federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003, and its focus on long-term growth of capital as a secondary investment objective will not change as a result of the New Advisory Agreements. Similarly, the Fund’s fundamental and non-fundamental investment policies will not change as a result of the New Advisory Agreements.

Following the Transaction, once Aberdeen assumes management responsibilities as the Fund’s investment adviser and sub-adviser, the Fund will be managed in accordance with Aberdeen’s investment philosophy and processes. Aberdeen Standard uses a team-based approach characterized by collaboration between their portfolio managers and other professionals across the organization. The team employs a fundamental investment process characterized by a combination of top-down market insight and intensive first-hand research involving a detailed evaluation of issuers and securities. The team uses internally developed macro views on the global economy and specific regions when constructing portfolios, in addition to detailed internal forecasts of underlying direct property market returns. The investment team examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions, industry-specific factors and other risks including governance. The team assesses how these issues are managed and mitigated as well as the opportunities that they might create for the issuer. Before purchasing and throughout the period of ownership, all securities are subject to a thorough research analysis and peer review process. There is continuous dialogue and sharing of research and information among all of the investment management professionals at Aberdeen Standard, including portfolio managers, research analysts and traders.

Research is conducted both in-house and through the use of external sources. Where Aberdeen uses external research, it is principally from brokers at the initial stage of the screening process in order to identify which companies to research more fully. Occasionally, external research is used as an additional source of information or as a basis of comparison with the analyses conducted by Aberdeen.

Q. Why am I being asked to vote for four new Trustees in Proposal 3?

A. Section 16 of the 1940 Act requires that certain percentages of trustees on boards of registered investment companies must have been elected by shareholders under various circumstances. In general, at least a majority of the trustees must have been elected to such office by shareholders. In addition, new trustees cannot be appointed by existing trustees to fill vacancies created by retirements, resignations or an expansion of a board unless, after those appointments, at least two thirds of the trustees have been elected by shareholders.

The current Board has determined that if the New Advisory Agreements are approved by shareholders and entered into by the Fund, it would be in the best interests of the Fund and its shareholders if new Trustees were elected to serve. This new slate of Trustees is described in Proposal 3.

If the New Advisory Agreements are approved by shareholders, and the new slate of Trustees is elected by the shareholders, the current Trustees would resign from their positions immediately prior to the completion of the Transaction, and the nominees described in Proposal 3 would, if elected, serve as Trustees of the Fund. In addition, subject to the same conditions, the current officers of the Fund are expected to resign immediately prior to the completion of the Transaction. The entry into office of the new Trustees would be effective as of the closing of the Transaction (as defined in the Proxy Statement). The entry into office of the new officers of the Fund would also be effective upon their election by the new Board.

If Proposals 1 and 2 are not approved by shareholders, none of the nominees in Proposal 3 will serve as Trustees to the Fund, even if elected by shareholders. In such an event, the current Board would continue to serve.

The Transaction described in this Proxy Statement is contingent upon each of Proposals 1, 2 and 3 being approved by shareholders of the Fund. If any of the Proposals are not approved by shareholders of the Fund, the Transaction will not be completed.

Q. Why are you recommending that the shareholders approve the slate of Trustees in Proposal 3?

A. If shareholders approve the New Advisory Agreements, the Fund will undergo changes in its day-to-day operations, investment management and other matters, insofar as these functions will be performed by different organizations and personnel. All of the Trustees nominated in Proposal 3 serve on boards of funds for which Aberdeen provides advisory services, and as such, these nominees have developed a certain level of familiarity with the investment philosophy, capabilities, personnel and ethics of Aberdeen. The current Board believes that having trustees who are familiar with Aberdeen’s philosophy and investment approach is important and will result in a more efficient transition. In addition, as costs associated with the Post-Transaction Board (as defined in the Proxy Statement) would be allocated across a larger fund complex, the Fund’s Trustee-related expenses are expected to decline if the Transaction is completed and the new Board takes office.

As described in the answer to a previous Question, the 1940 Act requires that certain percentages of trustees of boards be elected by shareholders. Furthermore, new trustees cannot be appointed by existing trustees to fill vacancies created by retirements, resignations or an expansion of a board unless, after those appointments, at least two thirds of the trustees have been elected by shareholders. As a consequence, the current Board is recommending that shareholders approve the slate of Trustees in Proposal 3 at the Special Meeting.

Q. Will the Proposals result in a change in the Fund’s service providers?

A. Aberdeen will replace Alpine as the Fund’s investment adviser. It is anticipated that KPMG LLP will replace Ernst & Young LLP as auditor of the Fund. However, the Fund’s administrator, custodian and fund accounting agent, State Street, will remain the same following the approval of the Proposals. Boston Data Financial Services, Inc. will continue to serve as the Fund’s transfer agent.

Q. Will the Fund’s name change?

A. Yes. It is anticipated that, following the Transaction, the Fund’s name will be changed to Aberdeen Global Premier Properties Fund.

Q. Will the fee rates payable under the New Investment Advisory Agreement increase? Are total fund expenses expected to materially change?

A. No. If the Transaction is approved, the New Investment Advisory Agreement will provide for the same fees as currently in effect.

The managed assets on which Aberdeen may charge an advisory fee will include assets plus liabilities attributable to all forms of leverage, including the issuance of debt securities, in order to broaden the categories of leverage on which an advisory fee may be charged (instead of assets plus the principal amount of any borrowings for investment purposes and the liquidation preference of any preferred shares). Specifically, the New Investment Advisory Agreement will define “managed assets” to mean “total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.” For further details, please see the section titled “Comparison of the Alpine Advisory Agreement and New Investment Advisory Agreement.”

Total fund expenses are not expected to materially change following the Transaction because key fund service providers (other than the investment adviser) are not expected to change. Under both the Alpine Advisory Agreement and the New Investment Advisory Agreement, the investment adviser may charge an advisory fee on the principal amount of any borrowings for investment purposes. The New Investment Advisory Agreement, however, will expand the types of managed assets on which the investment adviser may charge an advisory fee to allow the investment adviser to charge an advisory fee on liabilities attributable to all forms of leverage, including the issuance of debt securities. These costs related to the use of leverage would be incurred to seek to increase the Fund’s total return, although that cannot be guaranteed.

Q. Will the Fund pay for this proxy solicitation?

A. No. Alpine and Aberdeen will bear all fees and expenses incurred by the Fund in connection with the Proposals (including, but not limited to, proxy and proxy solicitation costs, printing costs, expenses of holding additional Board and shareholder meetings and related legal fees). The proxy solicitation costs are expected to be approximately $66,000. Because the Fund is not a party to the Asset Purchase Agreement, it will bear no costs in connection with the Asset Transfer.

Q. How do I vote my shares?

A. By Mail: You may authorize your proxy by completing the enclosed proxy card by dating, signing and returning it in the postage-paid envelope. Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR” the Proposals described above.

In Person: Attend the Special Meeting as described in the Proxy Statement. If you wish to attend the Special Meeting, we ask that you call us in advance at 914-251-0880.

Q. What if I hold my shares in “street name”?

A. You should follow the voting directions provided by your bank, brokerage firm or other nominee. You may complete and mail a voting instruction form to your bank, brokerage firm or other nominee or, in most cases, submit voting instructions by telephone or over the Internet to your bank, brokerage firm or other nominee. If you provide specific voting instructions by mail, telephone or the Internet, your bank, brokerage firm or other nominee will vote your shares as you have directed. Please note that if you wish to vote in person at the special meeting, you must obtain a “legal” proxy from your bank, brokerage firm or other nominee.

Q. Whom should I call for additional information about the Proxy Statement?

A. If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call AST, our proxy solicitor, at 1-800-249-7140.

Alpine Global Premier Properties Fund

c/o Boston Financial Data Services, Inc.

PO Box 8061

Boston, MA 02266

1-800-617-7616

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 14, 2018

January 4, 2018

To The Shareholders:

A Special Meeting of Shareholders of Alpine Global Premier Properties Fund, a Delaware statutory trust (the “Fund”), will be held on March 14, 2018, at 10:00 a.m., Eastern Time, at 711 Westchester Avenue, White Plains, New York 10604, for the purpose of considering and voting upon proposals to:

1.  Approve a new investment advisory agreement between the Fund and Aberdeen Asset Managers Limited (“Aberdeen”) (“Proposal 1”);

2.  Approve a new sub-advisory agreement by and among the Fund, Aberdeen Asset Managers Limited and Aberdeen Asset Management Inc. (“Proposal 2”).

3.  Elect four (4) Trustees, each to serve for a term from one to three years or until his or her successor has been duly elected and qualifies, and each to take office only if Proposal 1 and Proposal 2 are approved by shareholders of the Fund and only after resignation of the current Trustees (as defined below) is effective (“Proposal 3”); and

4.  Transact such other business as may be properly presented at the Special Meeting or any adjournments thereof.

The close of business on December 14, 2017, has been fixed as the record date (the “Record Date”) for the determination of Shareholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

These items are discussed in greater detail in the Fund’s Proxy Statement. Shareholders of record at the close of business on December 14, 2017 are entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the proxy card, so that a quorum will be present and a maximum number of shares may be voted.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on March 14, 2018: This Notice, the Proxy Statement and the form of proxy card are available on the Internet at https://proxyonline.com/docs/AWP.pdf. On this website, you will be able to access the Notice, the Proxy Statement, the form of proxy card and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Board of Trustees,

Samuel A. Lieber, President

TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card(s), date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION		VALID SIGNATURES

Corporate Accounts

(1)	ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp.
	c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee
	u/t/d/ 12/28/78	Jane B. Doe

Custodian or Estate Accounts

(1)	John B. Smith, Cust.
	f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith Estate of Jane Smith	John B. Smith, Executor

Alpine Global Premier Properties Fund

c/o Boston Financial Data Services, Inc.

PO Box 8061

Boston, MA 02266

PROXY STATEMENT

For the Special Meeting of Shareholders,
to be held on March 14, 2018

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board,” with members of the Board being referred to as “Trustees”) of Alpine Global Premier Properties Fund (the “Fund”) for use at the special meeting of Shareholders of the Fund (the “Special Meeting”) to be held on March 14, 2018, at 10:00 a.m., Eastern Time, at 711 Westchester Avenue, White Plains, New York 10604.

Solicitation of Proxies

The Trustees are soliciting votes from shareholders of the Fund with respect to the proposals described in this Proxy Statement (the “Proposals”). The approximate mailing date of this Proxy Statement is January 5, 2018. If the accompanying proxy card is properly executed and returned in time to be voted at the Special Meeting, the shares represented by the proxy card will be voted in accordance with the instructions provided on the proxy card.

Executed proxy cards that are unmarked will be voted FOR each Proposal.

The Trustees have set the close of business on December 14, 2017 as the record date (“Record Date”), and only shareholders of record on the Record Date will be entitled to notice of, and to vote on, the Proposals at the Special Meeting. Additional information regarding outstanding shares, voting your proxy card and attending the Special Meeting is included at the end of this Proxy Statement in the section entitled “Voting Information.”

Reports to Shareholders

The Fund will furnish, without charge, a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of the Fund’s reports should direct all written requests to Alpine Funds c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266, or call 1-800-617-7616 and it will be sent promptly by first-class mail. These reports are also available on the SEC’s website, www.sec.gov, and at www.alpinefunds.com.

GENERAL OVERVIEW

This Proxy Statement presents three Proposals for the Fund, each of which are described in further detail below. Proposals 1, 2 and 3, if all approved, and subject to the fulfillment of certain other conditions, will result in a new investment adviser and new sub-adviser to the Fund, as well as the entry into office of four new Trustees. The current Board recommends that you vote in favor of each Proposal.

Background Information

The Board has considered an arrangement pursuant to which: (i) Aberdeen Asset Managers Limited (“AAML”), subject to various other provisions, will serve as the new investment adviser to the Fund, (ii) Aberdeen Asset Management Inc. (“AAMI”) will serve as the new sub-adviser to the Fund, and (iii) four new Trustees will take office in place of the current Trustees (the “Transaction”).

The Transaction will only be completed if shareholders of the Fund: (i) approve the new investment advisory agreement between the Fund and AAML (the “New Investment Advisory Agreement”); (ii) approve the new sub-advisory agreement by and among the Fund, AAML and AAMI (the “New Sub-Advisory Agreement” and together with the New Investment Advisory Agreement, the “New Advisory Agreements”); and (iii) elect the new nominees as Trustees. If the necessary approvals are obtained, and certain other conditions are fulfilled, it is anticipated that the Transaction will be completed in the second quarter of 2018 (the “Closing”). If approved, the New Advisory Agreements will be effective on or about the Closing.

Summary of Proposals

At the Special Meeting, shareholders of the Fund will be asked:

1.  To approve a new investment advisory agreement between the Fund and Aberdeen (“Proposal 1”).

2.  To approve a new sub-advisory agreement by and among the Fund, AAML and AAMI (“Proposal 2”).

3.  To elect four (4) Trustees, each to serve for a term from one to three years or until his or her successor has been duly elected and qualifies, and each to take office only if Proposal 1 and Proposal 2 are approved by shareholders of the Fund and only after resignation of the current Independent Trustees is effective (“Proposal 3”).

4.  To transact such other business as may be properly presented at the Special Meeting or any adjournments thereof.

The Transaction described in this Proxy Statement is contingent upon each of Proposals 1, 2 and 3 being approved by shareholders of the Fund. If any of the Proposals are not approved by shareholders of the Fund, the Transaction will not be completed, in which case Alpine will continue to serve as the Fund’s investment adviser, and the current Board will continue to serve.

PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Background

The Board has considered an arrangement pursuant to which Aberdeen, subject to various other provisions, will serve as the new investment adviser to the Fund upon completion of the Transaction. The Transaction was presented to the Board by representatives of Alpine, who provided a detailed explanation of the firm’s reasons for seeking the Transaction and its views of the benefits to the Fund, among other things. The Board requested and received written information from Aberdeen concerning the proposed services to be rendered, the costs thereof, and Aberdeen’s view of the expected benefits to the Fund. Further, the Board met with representatives of Alpine and Aberdeen prior to formulating the Board’s recommendation, during which both parties responded to questions from the Board and particularly, the Independent Trustees. The Transaction will only be completed if shareholders of the Fund: (i) approve the New Investment Advisory Agreement; (ii) approve the New Sub-Advisory Agreement; and (iii) elect the new nominees as Trustees.

If the necessary approvals are obtained, the New Advisory Agreements will be effective upon the Closing. On the Closing, Alpine will cease to serve as investment adviser to the Fund, and Aberdeen will commence serving as investment adviser to the Fund. If the Transaction is not completed for any reason, Alpine will continue as the investment adviser to the Fund.

Benefits of the New Advisory Agreements

Potential benefits of the New Advisory Agreements to shareholders of the Fund include: (i) the opportunity to be part of a broad closed-end fund platform from a global and independent organization with an exclusive focus on continuing and expanding its asset management business in general and its U.S.-registered closed-end fund business in particular; and (ii) support from Aberdeen’s real estate team.

Terms of the Asset Transfer

On December 21, 2017, Alpine and AAML entered into a separate agreement (the “Asset Purchase Agreement”) pursuant to which AAML will acquire certain assets related to Alpine’s business of providing investment management services to the Fund and other registered investment companies (the “Business”) if AAML becomes the investment adviser of the Fund and AAMI becomes the sub-adviser of the Fund pursuant to the New Advisory Agreements, upon receipt of the necessary approvals of the New Advisory Agreements and satisfaction or waiver of certain other conditions. More specifically, under the Asset Purchase Agreement, Alpine has agreed to transfer to AAML, for a cash payment at the closing of the Asset Transfer (as defined below) and subject to certain exceptions, (i) all right, title and interest of Alpine in and to the accounts, books, files and other records or documents to the extent used in or relating to the Business; (ii) the right to include in Aberdeen’s and in the Fund’s performance information the investment performance of the Fund since the inception of the Fund and copies of information necessary to calculate such investment performance; (iii) all claims, causes of action, choses in action, rights of recovery and rights of set-off of any kind to the extent relating to items (i) and (ii) listed above against any person, including any liens, security interest, pledges or other rights to payment or to enforce payment in connection with products or services delivered by Alpine on or prior to the closing date; and (iv) all goodwill of the Business as a going concern together with the rights to represent to third parties that Aberdeen is the successor to the Business. We refer to such facilitation, transfer and provision collectively as the “Asset Transfer.” Samuel A. Lieber, a Trustee who is currently an “interested person” of the Fund (the “Interested Trustee”) as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) and the Fund’s President, will benefit from the Asset Transfer as an indirect majority owner of Alpine. None of the Trustees, who are not “interested persons” of the Fund (the “Independent Trustees”) as that term is defined in the 1940 Act, have any interest in the Transaction and the Board, including all of the Independent Trustees voting separately, unanimously approved the New Advisory Agreements. Completion of the Asset Transfer is subject to shareholder approval of the Proposals. If shareholders approve the Proposals, the New Advisory Agreements are expected to become effective shortly after the Special Meeting and AAML will then assume responsibility for management of the Fund’s investment portfolio.

Alpine and Aberdeen anticipate that the Asset Transfer will benefit the Fund in a number of ways, including:

•	As one of the largest listed global asset managers in Europe, Aberdeen has the scale and resources necessary to service future investor demands;

•	Providing the Fund with access to the significant breadth and depth of Aberdeen’s global asset management organization;

•	Continuity of investment policies and strategies with a similar investment approach centering on fundamental analysis, micro and macro research, long-term perspective, team-based ethos and shared insights; and

•	Management by an investment adviser that also has years of experience managing U.S. registered closed-end funds.

As further discussed below, AAML has agreed that, for a minimum of two years subsequent to the consummation of the Transaction, it will use commercially reasonable efforts to ensure that there is not imposed an “unfair burden,” as defined in Section 15(f) of the 1940 Act, on the Fund.

Furthermore, during the three-year period after the closing of the Transaction, AAML will use commercially reasonable efforts to ensure that at least 75% of the Board will be comprised of persons who are not “interested persons” of either Aberdeen or Alpine.

Information Concerning Alpine

Alpine currently serves as the Fund’s investment adviser. The address of Alpine is 2500 Westchester Avenue, Suite 215, Purchase, New York 10577.

Information Concerning AAML and Standard Life Aberdeen

AAML, located at Bow Bells House, 1 Bread Street, London EC4M 9HH, is a corporation organized under the laws of the United Kingdom and a U.S. registered investment adviser. AAML provides equity, fixed income and real estate advisory services, as well as alternative strategies. AAML is a direct subsidiary of Aberdeen Asset Management PLC, located at 10 Queen’s Terrace, Aberdeen, Scotland, AB10 1YG. On March 6, 2017, the Boards of Standard Life plc and Aberdeen Asset Management PLC announced that they had reached an agreement on the terms of a recommended all-share merger (the “Merger”). The Merger was completed on August 14, 2017 and, as of that date, Aberdeen Asset Management PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company changed its name to Standard Life Aberdeen plc (“Standard Life Aberdeen”). As a result of the Merger, AAML is an indirect subsidiary of Standard Life Aberdeen.

Standard Life Aberdeen, located at Standard Life House, 30 Lothian Road, Edinburgh EH1 2DH, is a Scottish limited company listed on the London stock exchange. Standard Life Aberdeen is the parent company of an asset management group managing approximately $764.35 billion in assets as of September 30, 2017 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, including U.S.-registered investment companies. Standard Life Aberdeen together with its affiliates is a global business with offices in 50 cities around the world, servicing clients in 80 countries.

In rendering investment advisory services, AAMI and AAML may use the resources of investment advisor subsidiaries of Standard Life Aberdeen. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to US clients of the Standard Life Aberdeen affiliates, including the Fund, as associated persons of the Adviser or Subadviser.  No remuneration is paid by the Fund with respect to the memorandum of understanding/personnel sharing arrangements.

Information Concerning the Proposed Portfolio Managers

Svitlana Gubriv and Bill Pekowitz are anticipated to serve as portfolio managers for the Fund. The Fund would be managed using a team-based approach, with Ms. Gubriv and Mr. Pekowitz being jointly and primarily responsible for the day-to-day management of the Fund.

Svitlana Gubriy, Head of Global REIT Funds: Previously with Standard Life plc, Svitlana joined Aberdeen Standard as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Currently Head of Global REIT Funds for Aberdeen Standard and the named fund manager for Global REIT OEIC and SICAV funds, and is the co-fund manager for the Standard Life Canadian Global Real Estate Fund, Svitlana’s responsibilities include managing investments, identifying new investment opportunities and implementing the strategy for listed real estate. In addition, she is responsible for the fundamental equity research of listed real estate companies as well as analysis of underlying Real Estate markets across a range of geographies, including Europe, North America, Australia and Asia.

Bill Pekowitz, Real Estate Analyst/Portfolio Manager: Previously with Standard Life plc, Bill joined Aberdeen Standard as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. In addition to managing the Standard Life Canadian Global Real Estate Fund, Bill is responsible for providing research and analysis of the North American real estate market.

Directors/Principal Officers of AAML

The name, address and principal occupation of the principal executive officers and each director of AAML are set out in the table below. No current officer or Trustee of the Fund is also an officer, employee or director of AAML. No current Independent Trustee of the Fund owns any securities of, or has any other material direct or indirect interest in, AAML or any of its affiliates. Employees of Standard Life Aberdeen or its affiliates may receive, as a portion of their bonus, deferred shares of and/or stock options for Standard Life Aberdeen, which vest upon the occurrence of certain events.

Name and Principal Business Address*	Principal Occupation
Campbell Fleming	Director
Andrew Laing	Director
Gary Marshall	Director
Aaron Mitchell	Director
Neil Sweeney	Chief Compliance Officer
Robert Bradshaw Crombie	Director
Russell Chaplin	Director
Andrew McCaffery	Director
Mandy Pike	Director and Chief Executive
Stephen Doherty	Director
Katherine Malcolm	Director

*	The address of the principal executive officers and each director is Aberdeen Asset Managers Limited, Bow Bells House, 1 Bread Street, London, EC4M 9HH.

Information Concerning the Administrator

State Street Bank and Trust Company (“State Street”) serves as the Fund’s administrator. The address of State Street is One Lincoln Street, Boston, Massachusetts 02111.

Interested Trustee — Potential Conflicts of Interest

As previously disclosed, Mr. Lieber, the Fund’s current Interested Trustee and President, will benefit from the cash proceeds that Alpine will receive from Aberdeen under the Asset Purchase Agreement because he is an indirect majority owner of Alpine. Mr. Lieber would benefit financially if the shareholders of the Fund approve the Proposals and the Transaction is completed. Accordingly, Mr. Lieber has a potential conflict of interest in the approval of the Proposals. None of the Independent Trustees have any interest in the Transaction and the Board, including all of the Independent Trustees voting separately, recommended that shareholders approve the Proposals.

Board Approval and Recommendation

At an in-person meeting held on December 14, 2017, the Trustees, including all of the Independent Trustees voting separately, unanimously approved the New Investment Advisory Agreement for the Fund and unanimously recommended that shareholders of the Fund approve the New Investment Advisory Agreement. A summary of the Trustees’ considerations is provided below in the section entitled “Board Evaluation of the New Advisory Agreements.”

Comparison of the Alpine Advisory Agreement and New Investment Advisory Agreement

The form of the New Investment Advisory Agreement for the Fund is attached as Exhibit A to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit A. The continuation of the investment advisory agreement between Alpine and the Fund (the “Alpine Advisory Agreement”) was last considered and approved by the Board on April 6, 2017. The Alpine Advisory Agreement, dated March 12, 2007, was last submitted for approval to a vote of the initial shareholder on March 19, 2007, prior to the Fund’s inception date.

The terms of the New Investment Advisory Agreement are similar in many respects to those of the respective Alpine Advisory Agreement, although there are important differences. If approved by shareholders, and if the Transaction is completed, the New Investment Advisory Agreement would go into effect on or about the Closing, with an initial two-year term, and would be subject to annual approval thereafter in accordance with the 1940 Act. The following table provides a comparison of the key provisions of the Alpine Advisory Agreement and the New Investment Advisory Agreement.

	Alpine Advisory Agreement	New Investment Advisory Agreement
Services

The Fund desires to employ its capital by investing and reinvesting the same in securities in accordance with the limitations specified in its Agreement and Declaration of Trust and Registration Statement. Subject to the terms and conditions of this Agreement, Alpine will supervise and assist in the management of the business of the Fund.

Alpine  shall, on a continuous basis, furnish reports, statistical and research services, and make investment decisions with respect to the investments of the Fund.

Substantially similar terms.
Advisory Fees*	1% of “Managed Assets”. Managed Assets are equal to the net asset value of the Fund’s common shares plus the principal amount of any borrowings for investment purposes that are outstanding and the liquidation preference of any preferred shares.

1% of “Managed Assets”. The managed assets on which Aberdeen may charge an advisory fee will include assets plus liabilities attributable to all forms of leverage, including the issuance of debt securities, in order to broaden the categories of leverage on which an advisory fee may be charged. “Managed Assets” shall mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities,(iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

Expenses	The Fund will pay all of its expenses and liabilities (excluding its organizational expenses), including certain enumerated expenses and liabilities.	Substantially similar terms.
Limitation of Liability	Alpine shall not be liable for any mistake of judgment or in any other event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect Alpine against any liability to the Fund or to the shareholders of the Fund to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of Alpine’s duties hereunder or by reason of Alpine’s reckless disregard of its obligations and duties hereunder.	Substantially similar terms.
Indemnification	N/A	Aberdeen shall indemnify the Fund and its officers and Trustees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

Recusal of Adviser Personnel	Alpine agrees that in any case where an officer of Alpine is also an officer of another corporation, and the purchase or sale of securities issued by such other corporation is under consideration, such officer or director shall abstain from participation in any decision made on behalf of the Fund to purchase or sell any securities issued by such other corporation.	N/A
Term	Currently subject to annual approval in accordance with the 1940 Act. The Alpine Advisory Agreement shall be automatically terminated in the event of its assignment (as such term is defined in the 1940 Act).	The New Investment Advisory Agreement shall have an initial period of two years from its execution, and shall continue in effect for successive annual periods, only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act. The New Investment Advisory Agreement will automatically terminate in the event of its assignment.
Termination	Alpine Advisory Agreement may be terminated at any time with respect to the Fund, without payment of any penalty, on sixty (60) days’ prior written notice by a vote of a majority of the Fund’s outstanding voting securities, by a vote of a majority of the Trustees of the Fund, or by Alpine.	Substantially similar terms.
No Third-Party Beneficiaries	N/A	The New Investment Advisory Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any person other than the parties and their respective successors and permitted assigns.
Subadviser	N/A	Aberdeen is authorized to appoint one or more qualified subadvisers to provide the Fund with certain services required by the New Investment Advisory Agreement.

*	The Fund paid an aggregate amount of $6,042,750 in investment advisory fees under the Alpine Advisory Agreement during the fiscal year ended October 31, 2017.

THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND
THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 1.

PROPOSAL 2

APPROVAL OF NEW SUB-ADVISORY AGREEMENT

Background

The Board has considered an arrangement pursuant to which AAMI, subject to various other provisions, will serve as a new sub-adviser to the Fund upon completion of the Transaction. In that regard, Aberdeen also explained, at the Board’s request, the nature of, and rationale for, the relevant responsibilities of each of AAML and AAMI, and the nature of the interplay between them. However, as noted above, the Transaction will only be completed if shareholders of the Fund: (i) approve the New Investment Advisory Agreement; (ii) approve the New Sub-Advisory Agreement; and (iii) elect the nominees for new Independent Trustees.

If the necessary approvals are obtained, the New Sub-Advisory Agreement will be effective on or about the Closing. On the Closing, AAMI will commence serving as a sub-adviser to the Fund. If the Transaction is not completed for any reason, the Fund will continue to be solely advised by Alpine and not sub-advised.

Information About AAMI

AAMI, located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, is an affiliate of AAML and acts as sub-adviser to mutual funds and as adviser to closed-end funds and to institutional clients. AAMI is a direct subsidiary of Aberdeen Asset Management PLC, located at 10 Queen’s Terrace, Aberdeen, Scotland, AB10 1YG, and an indirect subsidiary of Standard Life Aberdeen.

Directors/Principal Officers of AAMI

The name, address and principal occupation of the principal executive officers and each director of AAMI are set out in the table below. No officer or Trustee of the Fund is also an officer, employee or director of AAMI. No Independent Trustee of the Fund owns any securities of, or has any other material direct or indirect interest in, AAMI or any of its affiliates. However, employees of Standard Life Aberdeen or its affiliates may receive, as a portion of their bonus, deferred shares of and/or stock options for Standard Life Aberdeen, which vest upon the occurrence of certain events.

Name and Principal Business Address*	Principal Occupation
Jennifer Nichols	Director, Vice President, Global Head of Legal
Alan Goodson	Director, Head of Product- US
Jeffrey Cotton	Director, Chief Compliance Officer
Beverley Hendry	Director, Chief Executive Officer
Chris Demetriou	Director, Chief Financial Officer
Geoffrey Trzepacz	Chief Operating Officer

*	The address of the principal executive officers and each director is Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Board Approval and Recommendation

At an in-person meeting held on December 14, 2017, the Trustees, including all of the Independent Trustees voting separately, unanimously approved the New Sub-Advisory Agreement for the Fund and unanimously recommended that shareholders of the Fund approve the New Sub-Advisory Agreement. A summary of the Trustees’ considerations is provided below in the section entitled “Board Evaluation of the New Advisory Agreements.”

Terms of the New Sub-Advisory Agreement

The form of the New Sub-Advisory Agreement for the Fund is attached as Exhibit B to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit B.

The following provides a summary of the key provisions of the New Sub-Advisory Agreement.

Sub-Advisory Services. The New Sub-Advisory Agreement provides that AAMI will, subject to the stated investment objective, policies, limitations and restrictions of the Fund, as set forth in the Fund’s registration statement and shareholder reports and subject to the directions of AAML and the Board, monitor on a continuous basis the performance of the Fund’s assets and to assist AAML in conducting a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets.

Proxy Voting. The New Sub-Advisory Agreement provides that AAML delegates to AAMI the discretionary authority of AAML to exercise voting rights with respect to the securities and other investments in the portion of the Fund’s assets that are sub-advised by AAMI and authorizes AAMI to delegate further such discretionary authority to a designee identified in a notice given to the Fund and AAML.

Brokerage. The New Sub-Advisory Agreement provides that AAMI is authorized, subject to the supervision of AAML and the authority of the Board, to establish and maintain accounts on behalf of the Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Fund’s assets that AAML and AAMI mutually agree shall be traded by AAMI with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with AAMI) or dealers as AAMI may elect and negotiate commissions to be paid on such transactions. AAMI, however, is not required to obtain the consent of AAML or the Board prior to establishing any such brokerage account.

Advisory Fees. Under the New Sub-Advisory Agreement, AAML will be responsible for the payment of fees to AAMI. AAMI will receive 10% of the advisory fees received by AAML from the Fund.

Costs and Expenses. The New Sub-Advisory Agreement provides that AAMI will pay all expenses and overhead incurred by it in connection with its activities under the New Sub-Advisory Agreement. AAMI will not be responsible for the Fund’s or AAML’s expenses.

Limitation of Liability. The New Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of AAMI or a reckless disregard of its duties under the New Sub-Advisory Agreement, AAMI, each of its affiliates and all respective partners, officers, directors and employees and each person who within the meaning of the Securities Act of 1933, as amended, controls AAMI (“Controlling Persons”) other than AAML, if any, shall not be subject to any expenses or liability to AAML, any other sub-adviser to the Fund or the Fund or any of its shareholders, in connection with the matters related to the New Sub-Advisory Agreement.

Term. The New Sub-Advisory Agreement provides that it will continue for an initial term until June 30, 2019 and will continue automatically from year to year thereafter if the continuance is approved annually by the Board or a vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund; provided further that in either event its continuance also is approved by a majority of the Fund’s Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval.

THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT
SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 2.

BOARD EVALUATION OF THE NEW ADVISORY AGREEMENTS

Background

The 1940 Act requires that the Board, including a majority of the Independent Trustees of the Board, approve the terms of the New Advisory Agreements. At an in-person meeting held on December 14, 2017, the Board, including all of the Independent Trustees voting separately, considered and unanimously approved the New Advisory Agreements.

In advance of the December 14, 2017 meeting, the Board requested and received extensive information from Aberdeen to assist them in their review. The Board received and considered a variety of information about Aberdeen, as well as about the proposed advisory relationship. The Trustees also were given the opportunity to, and did, ask specific questions related to the materials and other relevant matters, the responses to which were addressed prior to or at the meeting. Prior to the December 14, 2017 meeting, the Board met on December 4, 2017 to discuss the proposal from Aberdeen to assume responsibilities for managing the Fund. The Board also met with senior executive officers of Aberdeen and its affiliates.

In the course of its deliberations, the Board noted that Alpine reviewed and considered other potential alternatives for the Fund, including, but not limited to, advisory arrangements, and determined that the New Advisory Agreements with Aberdeen would be in the best interests of the Fund’s shareholders. The Trustees also considered how Aberdeen’s larger platform, financial strength and resources would provide greater long-term opportunities.

Board Considerations of New Advisory Agreements

In approving the New Advisory Agreements, the Board discussed its duty to the Fund’s shareholders and noted that in its examination of various factors relevant in exercising its business judgment, the Board considered the following:

Nature, Extent and Quality of Services. The Trustees received and considered various data and information regarding the nature, extent and quality of services to be provided under the New Advisory Agreements. With respect to Aberdeen, the most recent investment adviser registration forms were provided to the Board, as were responses to detailed requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Trustees reviewed and analyzed these responses, which included, among other things, information about the qualifications and experience of senior management and investment personnel who would be responsible for managing the Fund. The Trustees also had presentations from and an information session with senior personnel of Aberdeen. The Trustees considered the information provided regarding the proposed portfolio management team and other resources that would be dedicated to the Fund and the investment philosophy and process that would be followed by those individuals in managing the Fund. Further, the Trustees noted that Aberdeen has advised the Trustees that in transitioning the management of the Fund, Aberdeen would be focused on minimizing any disruption to the Fund and its shareholders and that it expects any repositioning of the Fund’s investment portfolio to be done in a manner that minimizes transaction costs and mitigates adverse tax consequences.

The Trustees considered Aberdeen’s commitment to its asset management business and knowledge of the closed-end fund marketplace and its development and management of closed-end fund strategies. The Trustees also noted Aberdeen’s larger platform and experience with respect to registered funds and, in particular, closed-end funds and its increased global presence in the asset management business, and greater resources, which they determined would be beneficial to investors. The Trustees also considered Aberdeen’s experience with managing closed-end fund discounts.

The Trustees noted Aberdeen’s representation that, if Aberdeen were approved as the Fund’s investment adviser, there would be no expected diminution in the nature, quality and extent of services provided to the Fund and their shareholders, including administrative, regulatory and compliance services.

Based on the foregoing and other relevant information reviewed, the Trustees concluded that, overall, they were satisfied with assurances from Aberdeen as to the expected nature, extent and quality of the services to be provided to the Fund under the New Advisory Agreements.

Investment Performance. The Trustees considered the investment performance record of Aberdeen in managing accounts with investment strategies similar to those of the Fund. The Trustees evaluated the performance for the one-, three- and five-year periods ended September 30, 2017 of comparably managed Aberdeen funds in comparison to relevant benchmark indexes. Based on materials provided by Aberdeen about the investment performance achieved for these other accounts, the Trustees noted that Aberdeen had performance results generally comparable to, and in certain cases superior to, those attained by a relevant index. Based upon the investment performance information provided by Aberdeen, the Trustees concluded that Aberdeen’s track record suggested that it has the ability to provide investment advisory services of high quality to the Fund.

Fees and Economies of Scale. The Trustees considered that the advisory fee rate would remain at the same level under the New Advisory Agreements, and that the managed assets on which Aberdeen may charge an advisory fee will include assets plus liabilities attributable to all forms of leverage. The Trustees noted that while the Fund, as a closed-end fund, would not present the opportunity for economies of scale by itself, Aberdeen’s larger platform presented greater opportunities for the Fund to receive the benefits of economies of scale in a broader sense. Although there are no breakpoints proposed in the advisory fee rate, the Trustees also noted Aberdeen’s representation that it would endeavor to manage the Fund in a similar fashion to comparable accounts and thus would attempt to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies. The Trustees considered the ways in which Aberdeen may be able to achieve economies of scale for the Fund, but noted that there can be no assurances that economies of scale will be achieved by Aberdeen. Under the circumstances, the Board concluded that the proposed advisory fee is not excessive and that the advisory fee structure is appropriate.

Fall-Out Benefits and Other Factors. The Trustees also considered information regarding potential “fall-out” or ancillary benefits that would be received by Aberdeen as a result of its relationship with the Fund. In this regard, the Trustees noted that Aberdeen would not be receiving any additional income or material ancillary benefits as a result of its relationship with the Fund. The Board considered other potential intangible “fall-out” benefits that may be received by Aberdeen and its affiliates as a result of Aberdeen’s relationship with the Fund, including potential reputational value, in consideration of the advisory fee. The Board concluded that, to the extent Aberdeen or its affiliates derive other benefits from its relationship with the Fund, those benefits are not so significant as to render Aberdeen’s fees excessive.

The Trustees also considered that Alpine has a financial interest under the Asset Purchase Agreement in having the Board and shareholders approve the New Advisory Agreements.

Costs of Services Provided and Profitability. In evaluating the costs of the services to be provided by Aberdeen under the New Advisory Agreements and the profitability to Aberdeen from its relationship with the Fund, the Trustees once again considered, among other things, that there would be no increase in advisory fee rates under the New Advisory Agreements. The Trustees further noted the pro forma nature of the profitability information presented and that it was not possible to predict with certainty how Aberdeen’s profitability actually would be affected by becoming the investment adviser to the Fund but that they had been satisfied, based on their review of the projected profitability of Aberdeen, that the profitability from its relationship with the Fund would not be excessive.

Conclusion. In their deliberations, the Trustees did not identify any single item that was all-important or controlling and each Trustee may have attributed different weights to various factors. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided, the Board, including all of the Independent Trustees, concluded that approval of the New Advisory Agreements is in the best interests of the Fund and its shareholders. Accordingly, the Trustees, including all of the Independent Trustees voting separately, unanimously approved the New Advisory Agreements and recommended that shareholders vote FOR approval of the New Advisory Agreements.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor for an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities or other interest in the investment adviser, provided that two conditions are satisfied. Alpine will receive compensation in connection with the Asset Transfer.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale, or any express or implied terms, conditions or understandings applicable to the sale. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the sale, at least 75% of the members of the investment company’s board of directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

The Trustees have not been advised by Alpine or Aberdeen of any circumstances arising from the Asset Transfer that might result in the imposition of an “unfair burden” on the Fund as defined in Section 15(f) of the 1940 Act. Moreover, Aberdeen has committed that for two years after the consummation of the Asset Transfer, it will use commercially reasonable efforts to ensure that there is not imposed any unfair burden on the Fund. Aberdeen has also agreed that for a minimum of three years subsequent to the consummation of the Asset Transfer, it will use commercially reasonable efforts to ensure that at least 75% of the Board will be comprised of persons who are not “interested persons” of either Aberdeen or Alpine.

Based on their evaluation of the materials presented, the Trustees unanimously concluded that the New Advisory Agreements are in the best interests of the Fund and its shareholders. The Trustees, including all of the Independent Trustees voting separately, unanimously voted to approve, and to recommend to the shareholders of the Fund that they approve, the New Advisory Agreements.

PROPOSAL 3

ELECTION OF POST-TRANSACTION NOMINEES

Background

The Fund’s Board is responsible for the overall management of the Fund, including general supervision and review of the Fund’s investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day operations. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s advisory and sub-advisory contracts and other principal contracts.

At its December 14, 2017 meeting, the current Board, in reviewing the Transaction and the New Advisory Agreements, noted that the Fund would likely undergo changes in its day-to-day operations and investment management, insofar as these functions will be performed by different organizations and personnel, were the Transaction to be completed. In this context, the current Board was informed that a new slate of highly experienced and qualified Trustees would be proposed for their consideration, to serve the Fund if the Transaction were to be completed. The current Board noted these factors as consistent with good governance and that the transition to such nominees (the “Post-Transaction Nominees”) was not likely to adversely affect the Fund.

The Board’s Nominating and Corporate Governance Committee (the “Nominating Committee”) subsequently received a list of the Post-Transaction Nominees and their biographies. The Nominating Committee and counsel to the current Independent Trustees reviewed the qualifications of each of the Post-Transaction Nominees and discussed, among other things, various matters bearing on their selection based on the Nominating Committee Charter and regulatory requirements. The Nominating Committee interviewed Mr. Malone, one of the Post-Transaction Nominees, with extensive experience as independent chairperson of other Aberdeen advised funds. Upon the unanimous recommendation of the Nominating Committee, the Trustees, including all of the Independent Trustees, at a meeting held on December 14, 2017, considered and approved the Post-Transaction Nominees and recommended that shareholders of the Fund elect the Post-Transaction Nominees.

Election of Post-Transaction Nominees

Section 16 of the 1940 Act requires that certain percentages of trustees on boards of registered investment companies must have been elected by shareholders under various circumstances. In general, at least a majority of the trustees must have been elected to such office by shareholders. In addition, new trustees cannot be appointed by existing trustees to fill vacancies created by retirements, resignations or an expansion of a board unless, after those appointments, at least two thirds of the trustees have been elected by shareholders.

Eleanor T.M. Hoagland, H. Guy Leibler and Jeffrey E. Wacksman currently serve as Trustees of the Fund and Mr. Lieber serves as Chairman of the Board. The current Board has determined that, if the New Advisory Agreements are approved by shareholders and entered into by the Fund, it would be in the best interests of the Fund and the shareholders if the Post-Transaction Nominees are elected to serve as the Trustees. Pursuant to the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”), Ms. Hoagland, Mr. Leibler, Mr. Wacksman, and Mr. Lieber have nominated the four Post-Transaction Nominees as their successors to fill the vacancies created by the resignations of the current Trustees upon approval by shareholder vote. Accordingly, shareholders are being asked at the Special Meeting to elect the Post-Transaction Nominees, who are described below.

The Fund’s Declaration of Trust also provides that the Board shall be divided into three classes. The terms of office of the Post-Transaction Nominees in each class, if elected, will expire at the annual meeting in either 2018, 2019 or 2020, in each case when their respective successor is elected and qualifies. Upon the expiration of the initial term of office of a Trustee, if re-elected by the shareholders at the applicable annual meeting, the Trustees of each class will hold office for a three-year term.

The class to which each Post-Transaction Nominee has been assigned is set forth as follows: John Sievwright serving until the Fund’s 2018 annual meeting of shareholders or until his successor is duly elected and qualifies; P. Gerald Malone serving until the Fund’s 2019 annual meeting of shareholders or until his successor is duly elected and qualifies; Martin Gilbert and Nancy Yao Maasbach serving until the Fund’s 2020 annual meeting of shareholders or until his or her successor is duly elected and qualifies; each contingent upon and effective as of the closing of the Transaction.

If Proposals 1 and 2 are approved by shareholders and all Post-Transaction Nominees described in Proposal 3 are elected, it is anticipated that Ms. Hoagland, Mr. Leibler and Mr. Wacksman, the current Independent Trustees, and Mr. Lieber, an Interested Trustee, will resign immediately prior to the Closing, and that the newly elected Post-Transaction Nominees will take office as the Fund’s Trustees effective upon the Closing.

If Proposals 1 and 2 are not approved by the shareholders, none of the Post-Transaction Nominees in Proposal 3 will serve as a Trustee to the Fund, even if elected by shareholders. In such event, Proposal 3 would not be implemented and each member of the current Board will continue to serve.

Information Regarding the Post-Transaction Nominees

Post Transaction Nominees

Name, Address and Age	Expected Position(s) with Fund	Term of Office To Be Served	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Post-Transaction Fund Complex* Overseen by Nominee	Other Directorships Held by Nominee
Independent Trustee Nominee P. Gerald Malone 48 Barmouth Road Wandsworth, London SW18 2DP Year of Birth: 1950	Trustee, Chairman	Until the 2019 Annual Meeting	Independent Chairman of Crescent OTC Ltd (since 2007) (pharmaceutical services); Independent Chairman of fluidOil Ltd. (since 2015) (oil services); Director of Rejuvenan LLC (since 2015) (wellbeing services); Chairman of Ultrasis PLC (1999-2014) (healthcare software services).	25	None.
Independent Trustee Nominee Nancy Yao Maasbach c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1972	Trustee	Until the 2020 Annual Meeting	Nancy Yao Maasbach is the President of the Museum of Chinese in America since 2015. From 2009 to 2014, she was the executive director of the Yale-China Association, one of the oldest non-profit organizations dedicated to building U.S.-China relations at a grassroots level. She has over twenty years of experience working in and covering Asia, including positions at Goldman Sachs & Co., Center for Finance and Research Analysis, and the Council on Foreign Relations. Member of the Council on Foreign Relations since 2015.	5	Director of The India Fund, Inc. and The Asia Tigers Fund, Inc. since 2016.
Independent Trustee Nominee John Sievwright c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1955	Trustee	Until the 2018 Annual Meeting	Non-Executive Director of NEX Group plc (since 2017) (financial); Non-Executive Director of ICAP PLC (2009-2016) (financial); Non-Executive Independent Director of FirstGroup plc (2002-2014) (transport).	4	Director of NEX Group plc.
Interested Trustee Nominee Martin Gilbert** c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1955	Trustee	Until the 2020 Annual Meeting	Mr. Gilbert is Chief Executive of Standard Life Aberdeen plc and is one of the founding directors of Aberdeen Asset Management PLC, the parent company of AAML, since 1983. Mr. Gilbert also serves as officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.	25	None.

*	Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Investment Funds (which currently consists of four portfolios) and Aberdeen Funds (which currently consists of 18 portfolios) have a common investment manager and/or investment adviser or an investment adviser that is affiliated with Aberdeen. Each of these funds may thus be deemed to be part of the same “Post-Transaction Fund Complex” as the Fund.

**	Mr. Gilbert will be deemed to be an interested person because of his affiliation with Aberdeen.

Experience and Qualification of Post-Transaction Nominees

The current Board considered the Post-Transaction Nominees’ backgrounds and their oversight and service as members of the boards of other funds. With respect to the specific experience, qualifications, attributes or skills that led to the conclusion that each person should serve as a Trustee of the Fund, the Board considered and evaluated each of the Post-Transaction Nominees’ relevant knowledge, experience, expertise and independence. The current Independent Trustees, who currently comprise the Nominating Committee, also reviewed the Post-Transaction Nominees' qualifications and matters related to their prior experiences. In their evaluation of the Post-Transaction Nominees, the current Board considered information including, but not limited to, the following:

P. Gerald Malone

P. Gerald Malone is a Scottish solicitor of some 40 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of two UK companies, Crescent OTC Ltd (a pharmaceutical services company) and fluidOil Ltd. (an oil services company). He also serves as a director of U.S. company Rejuvenan LLC (a company devoted to well-being services) and Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian investment fund) since 2001. Mr. Malone is Chairman of the Board of Trustees of Aberdeen Funds and Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. He served as chairman of Ultrasis plc (a healthcare software services company) until October 2014. Mr. Malone also serves on the Board of the Mutual Fund Directors Forum.

Mr. Malone also has extensive experience in journalism. He was the Scottish editor of The Sunday Times from 1987 to 1991 and the deputy editor of The European from 1997 to 1999, where he focused on broadcasting and consultancy in public affairs. Based in London, Mr. Malone travels frequently to the U.S. and to Asia. He pursues an active interest in public affairs and global political developments.

Nancy Yao Maasbach

Nancy Yao Maasbach is the President of the Museum of Chinese in America since 2015. From 2009 to 2014, she was the executive director of the Yale-China Association, one of the oldest non-profit organizations dedicated to building U.S.-China relations at a grassroots level. She has over twenty years of experience working in and covering Asia, including positions at Goldman Sachs & Co., Center for Finance and Research Analysis, and the Council on Foreign Relations. Member of the Council on Foreign Relations since 2015.

John Sievwright

John Sievwright was a Senior Vice President and Chief Operating Officer of International for Merrill Lynch & Co. until 2008. A chartered accountant, Mr. Sievwright has held various senior management positions in banking in London, New York, Dublin and Japan. He is a member of the North American Board of the Michael Smurfit Business School, Dublin and a Non-Executive Director of NEX Group plc. Mr. Sievwright has served as a Non-Executive Director of ICAP PLC and a Non-Executive Director of FirstGroup plc.

Martin Gilbert

Martin Gilbert along with Keith Skeoch, became Co-Chief Executive of Standard Life Aberdeen plc, the global investment company formed as a result of the merger between Aberdeen Asset Management PLC and Standard Life plc in August 2017. Martin was a co-founder and the Chief Executive of Aberdeen Asset Management, which was established as a dedicated asset manager in 1983. Martin was appointed Chairman of the Prudential Regulation Authority’s Practitioner Panel in December 2013. He sits on the Board of Directors of the Institute of International Finance. He is also a member of the International Advisory Panel of the Monetary Authority of Singapore and the International Advisory Board of British American Business. Martin is also the Deputy Chairman of SKY PLC and a Non-Executive Director of Glencore plc.

Post-Transaction Officers

Information relating to the current officers of the Fund is set forth in Exhibit C to this Proxy Statement. The Board elects the Fund’s officers, who are responsible for administering the Fund’s day-to-day operations. It is expected that if the Transaction is completed and the Post-Transaction Nominees are elected, a new slate of officers elected by the Post-Transaction Board (as defined below) will take office. The Fund will not pay any compensation to the new officers. Information relating to the new slate of officers expected to be elected into office by the Post-Transaction Board is set forth in Exhibit D to this Proxy Statement. This information is subject to change.

Post-Transaction Board Leadership and Oversight Structure

During the Fund’s fiscal year ended October 31, 2017, the current Board held four quarterly meetings. If elected, and if the Transaction is completed, the Fund’s Board after the Transaction (the “Post-Transaction Board”) would be composed of four Trustees. In addition to four regularly scheduled meetings per year, the Post-Transaction Board expects to hold special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Post-Transaction Board expects to elect members to the Fund’s existing standing committees to assist the Post-Transaction Board in performing its oversight responsibilities, and each such committee would have a chairperson. The Post-Transaction Board may also designate working groups or ad hoc committees as it deems appropriate.

The Post-Transaction Board expects to appoint Mr. Malone, an Independent Trustee, to serve in the role of Chairman. The Chairman’s primary role would be to participate in the preparation of the agenda for meetings of the Post-Transaction Board and the identification of information to be presented to the Post-Transaction Board with respect to matters to be acted upon by the Post-Transaction Board. The Chairman would also preside at all meetings of the Post-Transaction Board and between meetings generally acts as a liaison with the Fund’s service providers, officers, legal counsel, and the other Trustees. The Chairman would also be expected to perform such other functions as may be requested by the Post-Transaction Board from time to time.

The current Board and the Post-Transaction Nominees believe that this leadership structure is appropriate because it would allow the Post-Transaction Board to exercise informed and independent judgment over matters under its purview, and it would allocate areas of responsibility among committees or working groups of Trustees and the full Board in a manner that would be expected to enhance effective oversight.

The current Board and the Post-Transaction Nominees also believe that having a super-majority of Independent Trustees would be appropriate and would be in the best interest of the Fund’s shareholders. Nevertheless, the current Board and the Post-Transaction Nominees also believe that having an interested person serve on the Post-Transaction Board would likely bring corporate and financial viewpoints that generally are, in the Board’s view, crucial elements in its decision-making process. It is anticipated that the leadership structure of the Post-Transaction Board may be changed at any time and in the discretion of the Post-Transaction Board, including in response to changes in circumstances or the characteristics of the Fund.

Risk Oversight by the Post-Transaction Board

As a registered investment company, the Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Post-Transaction Board would oversee the management of the Fund’s risk management structure by Aberdeen, the Fund’s officers and service providers to the Fund. The responsibility to manage the Fund’s risk management structure on a day-to-day basis is expected to be subsumed within the other responsibilities of these parties. The Post-Transaction Board would consider risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Post-Transaction Board and its committees, and within the context of any ad hoc communications with the Fund’s service providers and officers. Aberdeen, the Fund’s officers and other service providers, such as the Fund’s independent accountant, would be expected to prepare regular reports to the Post-Transaction Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees are also expected to receive special written reports or presentations on a variety of risk issues at the request of the Post-Transaction Board, a committee, the Chairman or a senior officer.

In its annual review of the Fund’s advisory and sub-advisory agreement, the Post-Transaction Board expects to review information provided by Aberdeen relating to its operational capabilities, financial conditions and resources. The Post-Transaction Board is also expected to discuss particular risks that are not addressed in its regular reports and processes.

Post-Transaction Board Committees

If the Post-Transaction Nominees take office as Trustees, it is anticipated that the Post-Transaction Board will establish the following standing committees:

Audit Committee. The Audit Committee is expected to be composed entirely of Independent Trustees; its members are expected to be P. Gerald Malone, Nancy Yao Maasbach and John Sievwright. Mr. Sievwright is expected to be determined by the Board to be an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K. The Audit Committee will make recommendations to the Board concerning the selection of the Fund’s independent registered public accounting firm based on discussion and review of any necessary disclosures pertaining to the accounting firm’s independence, review with such independent registered public accounting firm the scope and results of the Fund’s annual audit and consider any comments that the independent registered public accounting firm may have regarding the Fund’s financial statements, accounting records or internal controls.

The current Board’s Audit Committee consists of all of the current Independent Trustees: Ms. Hoagland, Mr. Leibler (chairman) and Mr. Wacksman. Mr. Leibler has been determined by the Board to be an “audit committee financial expert.” The Board has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee’s responsibilities, a copy of which is available at the Fund’s website, www.alpinefunds.com. The Audit Committee met four times during the fiscal year ended October 31, 2017.

Nominating and Corporate Governance Committee. The Nominating Committee is expected to be composed entirely of Independent Trustees; its members are expected to be P. Gerald Malone, Nancy Yao Maabach and John Sievwright. The Nominating Committee will identify individuals qualified to serve as Independent Trustees on the Board as well as on committees of the Board and will advise the Board with respect to Board composition, procedures and committees. The Independent Trustees of the Fund will select and nominate any other nominee Independent Trustees for the Fund. While the Nominating Committee is solely responsible for the selection and nomination of the Board, the nominating committee will also review and consider nominations for the office of Trustee made by management and by Fund shareholders who have sent nominations (which include the biographical information and the qualifications of the proposed nominee) to the chief executive officer of the Fund, as the Trustees deem appropriate.

The current Board’s Nominating Committee consists of all of the current Independent Trustees: Ms. Hoagland, Mr. Leibler (chairman) and Mr. Wacksman. The Board has adopted a formal written charter for the Nominating Committee, a copy of which is available at the Fund’s website, www.alpinefunds.com. The Nominating Committee met four times during the fiscal year ended October 31, 2017.

The Board may establish additional committees as it deems necessary or convenient.

Compensation

None of the Post-Transaction Nominees has served as a Trustee of the Fund. Therefore, none of the Post-Transaction Nominees has received any compensation from the Fund. Each Post-Transaction Nominee who takes office with the Board will be paid by the Fund for his or her services as an Independent Trustee. If the Post-Transaction Nominees are elected and take office, the new Board may establish a new compensation schedule for its Independent Trustees. The new compensation schedule for the Post-Transaction Nominees may take into account their services provided to other funds in the Aberdeen Funds complex, if any. The Fund will not pay any compensation to an Interested Trustee.

Ownership of Securities

The following table sets forth the aggregate dollar range of equity ownership of the Post-Transaction Nominees in the Fund as of October 31, 2017:

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Nominee in Post-Transaction Family of Investment Companies*
Independent Trustee Nominees
P. Gerald Malone	None	$10,001-$50,000
Nancy Yao Maasbach	None	None
John Sievwright	None	None
Interested Trustee Nominees
Martin Gilbert	None	$10,001-$50,000

*	Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc. and Aberdeen Income Credit Strategies Fund are deemed to be part of the same “Post-Transaction Family of Investment Companies” as the Fund.

To the knowledge of the Fund’s management, as of December 14, 2017, the current Trustees and Post-Transaction Nominees of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” EACH OF THE NOMINEES PRESENTED IN PROPOSAL 3.

ADDITIONAL INFORMATION

Beneficial Owners

Set forth below is information with respect to persons or organizations that are known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding shares of common stock as of December 14, 2017. This information is based on publicly available information in Schedule 13D and 13G disclosures filed with the SEC.

Name and Address	Number of Shares	Percentage of Shares	Type of Ownership
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	7,028,384	8.23%	Beneficial

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund’s officers and Trustees, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund’s shares to file reports of ownership with the SEC.

Based solely upon the Fund’s review of ownership reports filed with the SEC, to the knowledge of the Fund, for the fiscal year ended October 31, 2017, other than a late Form 4 that was filed on December 5, 2016 for Samuel A. Lieber, such forms were filed on a timely basis.

Number of Shares Outstanding as of the Record Date

The Fund has one class of shares of capital stock, no par value. Each share of the Fund is entitled to one vote at the Special Meeting, and fractional shares are entitled to a proportionate share of one vote. On the Record Date, 85,407,951.368 shares of the Fund were issued and outstanding.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARDS AND RETURN THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact AST, our proxy solicitor, at 1-800-249-7140. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of its household, please call AST at 1-800-249-7140.

Proxy Solicitation and Related Costs

Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, electronic communications or personal interviews conducted by Trustees, officers or employees of the Fund; Alpine; Aberdeen; or AST, a proxy solicitation firm that has been retained by the Fund. The cost of AST’s services is expected to be approximately $66,000. Alpine and Aberdeen will bear all fees and expenses incurred by the Fund in connection with the Proposals (including, but not limited to, proxy and proxy solicitation costs, printing costs, expenses of holding additional Board and shareholder meetings and related legal fees). Solicitation costs borne by Alpine and Aberdeen may include (a) printing and mailing of this Proxy Statement and accompanying material, (b) reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund’s shares, (c) payment to AST for its services in soliciting proxies for the Special Meeting and (d) payment of the costs associated with supplementary solicitations to submit proxies for the Special Meeting. The Fund will not bear any of the solicitation expenses. This Proxy Statement is expected to be mailed to shareholders on or about January 5, 2018.

Other Business

The Fund’s Board does not know of any other matter that may come before the Special Meeting. If any other matter properly comes before the Special Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

Shareholder Proposals

Nominations of individuals for election to the Board of Trustees may be made at a special meeting of Shareholders at which Trustees are to be elected only (i) by or at the direction of the Board of Trustees or (ii) provided that the Board of Trustees has determined that Trustees shall be elected at such special meeting, by any Shareholder of the Trust who is a Shareholder of record from the time the Shareholder gives notice provided for in this Section 2.7 to the time of the special meeting, who is entitled to vote at the special meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 2.7. In the event the Trust calls a special meeting of Shareholders for the purpose of electing one or more individuals to the Board of Trustees, any such Shareholder may nominate an individual or individuals (as the case may be) for election as a Trustee as specified in the Trust’s notice of meeting, if the Shareholder’s notice, containing the information required under the Fund’s By-Laws, shall be delivered to the Secretary at the principal executive office of the Trust not earlier than the 90th day before such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 60th day before such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Trustees to be elected at such special meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a Shareholder’s notice as described above.

VOTING INFORMATION

Voting Rights

Shareholders of record on the Record Date are entitled to notice of, and to vote at, the Special Meeting. Each share is entitled to one vote.

If the enclosed proxy card is properly executed and returned in time to be voted at the Special Meeting, the shares represented by the proxy card will be voted in accordance with the instructions marked on the proxy card. If no instructions are marked on the proxy card, the proxy will be voted “FOR” the Proposals. Shareholders who execute proxies may revoke them at any time before they are voted, either by (i) writing to the Secretary of the Fund, Andrew Pappert, c/o Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Suite 215, Purchase, New York 10577, (ii) properly submitting a later-dated proxy card, or (iii) voting in person at the Meeting. If not so revoked, the shares represented by the proxy will be voted at the Meeting, and at any adjournments or postponements thereof, as provided above. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Special Meeting. Under the NYSE rules a broker member may not, in connection with certain, non-routine matters, such as the approvals sought under the Proposals, authorize any proxy without instructions from the customer. Votes that, in accordance with the NYSE rules, are not cast by broker-dealer firms on those non-routine matters because the broker did not receive instructions are called “broker non-votes.” With respect to each Proposal, broker non-votes and abstentions will have the same effect as a vote against the Proposal, although they will be considered present for purposes of determining the presence of a quorum at the Special Meeting.

Proxy solicitations will be made primarily by mail, but may also be made by telephone, electronic transmissions or personal meetings with officers and employees of Alpine or Aberdeen and their affiliates or other representatives of the Fund, including its Trustees. Proxy solicitations will also be made by AST.

In order that your shares may be represented at the Special Meeting, you are requested to:

●  indicate your instructions on the proxy cards for the Special Meeting;

●  date and sign the proxy cards for the Special Meeting;

●  mail the proxy cards for the Special Meeting promptly in the enclosed envelope; and

●  allow sufficient time for the proxy cards to be received and processed on or before the commencement of the Special Meeting on March 14, 2018, at 10:00 a.m., Eastern Time.

Quorum; Adjournment

In order to transact business at the Meeting, a “quorum” must be present. Under the Fund’s Declaration of Trust, a quorum is constituted by the presence in person or by proxy of shareholders representing a majority of the outstanding shares of the Fund on the record date entitled to vote on a matter. In the event that a quorum is not present at the Special Meeting or in the event that a quorum is present but sufficient votes to approve the Proposals are not received, the Chairman (or a Trustee in the Chairman’s absence) may make any rules of the conduct of the Meeting as he or she shall deem necessary or desirable, including adjourning the Special Meeting one or more times. If your shares of common stock are present at the Special Meeting but are not voted on a proposal to adjourn, or if you have given a proxy and abstained on the Proposals, this will have the same effect as if you voted “AGAINST” any proposal to adjourn the Special Meeting. If you fail to submit a proxy or to be present in person at the Special Meeting, or if there are broker non-votes, your shares of common stock not present at the Special Meeting will not be counted in respect of, and will not have any effect on, the proposal to adjourn the Special Meeting. If a Special Meeting is adjourned to a date more than 130 days after the original record date, written notice of such an adjournment stating the place, date and hour thereof and specifying the purpose or purposes thereof will be given to each shareholder entitled to vote at least ten days prior to the adjourned Special Meeting. At the adjourned Special Meeting, any business may be transacted which might have been transacted at the original Special Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the Proposals properly brought before the meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

Vote Required

Shareholders of the Fund are being asked to approve Proposals 1 and 2 (i.e., the New Advisory Agreements for the Fund). Approval of each of these Proposals by the Fund will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

Shareholders of the Fund are also being asked to approve Proposal 3 (i.e., the election of new Trustees of the Fund). Approval of this Proposal will require the affirmative vote of a plurality of the shares of the Fund entitled to vote present in person or represented by proxy.

If Proposals 1 and 2 are not approved by shareholders, none of the nominees in Proposal 3 will serve as Trustees to the Fund, even if elected by shareholders. In such an event, the current Board would continue to serve.

The Transaction described in this Proxy Statement is contingent upon each of Proposals 1, 2 and 3 being approved by shareholders of the Fund. If any of the Proposals are not approved by shareholders of the Fund, the Transaction will not be completed.

To assure the presence of a quorum at the Special Meeting, please promptly execute and return the enclosed proxy card. A self-addressed, postage-paid envelope is enclosed for your convenience.

By Order of the Board of Trustees,

Samuel A. Lieber, President

EXHIBIT A

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of the ____ day of _______, 2018 by and between ALPINE GLOBAL PREMIER PROPERTIES FUND (the “Fund”), a Delaware statutory trust, and ABERDEEN ASSET MANAGERS LIMITED (the “Adviser”), a United Kingdom corporation registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

W I T N E S S E T H:

WHEREAS, the Fund is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Fund desires to retain the Adviser to furnish certain investment advisory services, as described herein, with respect to the Fund; and

WHEREAS, the Adviser represents that it is willing and possesses legal authority to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the Fund and the Adviser do mutually agree and promise as follows:

1.           Appointment as Adviser. The Fund hereby appoints the Adviser to act as investment adviser to the Fund subject to the terms and conditions set forth in this Agreement. The Adviser hereby accepts such appointment and agrees to furnish the services hereinafter described for the compensation provided for in this Agreement.

2.           Duties of Adviser.

(a)         Investment Management Services.

(i)          Subject to the supervision of the Fund’s Board of Trustees (and except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser from the SEC, or by rule or regulation), the Adviser will provide, or arrange for the provision of, a continuous investment program and overall investment strategies for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Adviser will determine, or arrange for others to determine, from time to time what securities and other investments will be purchased, retained or sold by the Fund and will implement, or arrange for others to implement, such determinations through the placement, in the name of the Fund, of orders for the execution of portfolio transactions with or through such brokers or dealers as may be so selected. The Adviser will provide, or arrange for the provision of, the services under this Agreement in accordance with the stated investment policies and restrictions of the Fund as set forth in the Fund’s registration statement, as supplemented or amended from time to time (collectively referred to hereinafter as the “Prospectus”) and subject to the directions of the Fund’s Board of Trustees. With respect to foreign securities, at its own expense, the Adviser may obtain statistical and other factual information and advice regarding economic factors and trends from its foreign affiliates, and may obtain investment services from the investment advisory personnel of its affiliates located throughout the world to the extent permitted under interpretations of the federal securities laws.

(ii)         Subject to the provisions of this Agreement and the 1940 Act and any exemptions thereto, the Adviser is authorized to appoint one or more qualified subadvisers (each a “Subadviser”) to provide the Fund with certain services required by this Agreement. Each Subadviser shall have such investment discretion and shall make all determinations with respect to the investment of the Fund’s assets as shall be assigned to that Subadviser by the Adviser and the purchase and sale of portfolio securities with respect to those assets and shall take such steps as may be necessary to implement its decisions. The Adviser shall not be responsible or liable for the investment merits of any decision by a Subadviser to purchase, hold, or sell a security for the Fund.

(iii)        Subject to the supervision and direction of the Trustees, the Adviser shall (i) have overall supervisory responsibility for the general management and investment of the Fund’s assets; (ii) determine the allocation of assets among the Subadvisers, if any; and (iii) have full investment discretion to make all determinations with respect to the investment of Fund assets not otherwise assigned to a Subadviser.

(iv)        The Adviser shall research and evaluate each Subadviser, if any, including (i) performing initial due diligence on prospective Subadvisers and monitoring each Subadviser’s ongoing performance; (ii) communicating performance expectations and evaluations to the Subadvisers; and (iii) recommending to the Fund’s Board of Trustees whether a Subadviser’s contract should be renewed, modified or terminated. The Adviser shall also recommend changes or additions to the Subadvisers and shall compensate the Subadvisers.

(v)         The Adviser shall provide to the Fund’s Board of Trustees such periodic reports concerning the Fund’s business and investments as the Board of Trustees shall reasonably request.

(b)         Compliance with Applicable Laws and Governing Documents. In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Fund’s Agreement and Declaration of Trust, as from time to time amended and/or restated, and By-Laws, as from time to time amended and/or restated, and the Prospectus and with the instructions and directions received from the Trustees of the Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) (including the requirements for qualification as a regulated investment company) and all other applicable federal and state laws and regulations.

The Adviser acknowledges and agrees that subject to the supervision and directions of the Fund’s Board of Trustees, it shall be responsible for compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, except that the Adviser shall not have liability in connection with information furnished by a Subadviser, an independent Trustee, independent Trustees’ counsel or any other unaffiliated third party to the Fund or to the Adviser.

(c)         Consistent Standards. It is recognized that the Adviser will perform various investment management and administrative services for entities other than the Fund; in connection with providing such services, the Adviser agrees to exercise the same skill and care in performing its services under this Agreement as the Adviser exercises in performing similar services with respect to the other fiduciary accounts for which the Adviser has investment responsibilities.

(d)         Brokerage. The Adviser is authorized, subject to the supervision of the Fund’s Board of Trustees, (1) to establish and maintain accounts on behalf of the Fund with, and to place orders for the purchase and sale of assets not allocated to a Subadviser, with or through, such persons, brokers or dealers (“brokers”) as the Adviser may select, and (2) to negotiate commissions to be paid on such transactions. In the selection of such brokers and the placing of such orders, the Adviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent the Adviser may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain the most favorable price and execution available, the Adviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the broker involved, and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Adviser an amount of commission for effecting the Fund’s investment transaction in excess of the amount of commission that another broker would have charged for effecting that transaction, if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion.

It is recognized that the services provided by such brokers may be useful to the Adviser in connection with the Adviser’s services to other clients. On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(e)         Securities Transactions. The Adviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the

Adviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act, the Advisers Act and the rules and regulations promulgated thereunder or any exemption therefrom.

The Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Fund’s Code of Ethics, as the same may be amended from time to time.

(f)         Books and Records. In accordance with the 1940 Act and the rules and regulations promulgated thereunder, the Adviser shall maintain separate books and detailed records of all matters pertaining to the Fund (the “Fund’s Books and Records”), including, without limitation, a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions. The Adviser acknowledges that the Fund’s Books and Records are property of the Fund. In addition, the Fund’s Books and Records shall be available to the Fund at any time upon request and shall be available for electronic transmission without delay to the Fund during any day that the Fund is open for business.

(g)         Voting of Proxies. The Fund grants the Adviser the discretionary authority to exercise voting rights with respect to the securities and other investments in the Fund and authorizes the Adviser to delegate further such discretionary authority to a Subadviser or a designee. The Adviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Fund may be invested from time to time, and shall not be required to seek or take instructions from the Fund or take any action with respect thereto. If the Adviser and Subadviser, if any, have invested the Fund’s assets in the same security, the Adviser and such other entity will each have the power to vote its pro rata share of the Fund’s security.

The Adviser will establish, or will require a Subadviser to whom the Adviser delegates proxy voting to establish, a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Adviser will adopt procedures and establish a process, or will require a Subadviser to whom the Adviser delegates proxy voting to adopt procedures and establish a process, for the timely distribution of the Adviser’s and Subadviser’s voting record with respect to the Fund’s securities and other information within the possession or control of the Adviser or Subadviser necessary for the Fund to complete information required by any required filings under Federal securities laws, including but not limited to Form N-2 under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, Form N-Q under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

3.           Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund. The Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be fitted to assist it in the execution of its duties under this Agreement. The Adviser shall be responsible for the compensation of the officers of the Fund and the Trustees of the Fund who are “interested persons” (as defined in the 1940 Act) of the Adviser.

It is understood that the Fund will pay all of its own expenses, including, without limitation, (1) all charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, securities and other assets; (2) all charges and expenses paid to any administrator appointed by the Fund to provide administrative or compliance services; (3) the charges and expenses of any transfer agents and registrars appointed by the Fund; (4) the charges and expenses of independent certified public accountants and of general ledger accounting and internal reporting services for the Fund; (5) the charges and expenses of dividend and capital gain distributions; (6) the compensation and expenses of Trustees of the Fund who are not “interested persons” of the Adviser; (7) brokerage commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (8) all taxes and fees payable by the Fund to Federal, State or other governmental agencies; (9) the cost of stock certificates representing shares of the Fund; (10) all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and distributing Prospectuses, reports and notices to shareholders and regulatory authorities; (11) charges and expenses of legal counsel for the Fund in connection with legal matters relating to the Fund, including without limitation, legal services rendered in connection with the Fund’s existence, financial structure and relations with its shareholders, and legal counsel to the independent Trustees; (12) insurance and bonding premiums; (13) association membership dues; (14) bookkeeping and the costs of calculating the net asset value of shares of the Fund; (15) expenses relating to the issuance, registration and qualification of the Fund’s shares; (16) operational and organizational expenses of the Fund; (17) payment of portfolio pricing to a pricing agent, if any; (18) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business, and (19) certain expenses as set forth in the relevant subadvisory agreements.

4.           Compensation.

In consideration of the Adviser performing its obligations hereunder, the Fund will pay to the Adviser a monthly fee computed at the annual rate of 1% of the Fund’s average daily Managed Assets. The Fund’s Managed Assets shall mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities,(iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

5.           Representations and Warranties of Adviser. The Adviser represents and warrants to the Fund as follows:

(a)         The Adviser is registered as an investment adviser under the Advisers Act;

(b)         The Adviser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)         The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its shareholders and/or directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation; (ii) the Adviser’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser; and

(d)         The Form ADV of the Adviser provided to the Fund is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained in such Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

6.           Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Adviser pursuant to Section 5 shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

7.           Liability and Indemnification.

(a)         Liability. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser shall not be subject to any liability to the Fund, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Fund assets; provided, however, that nothing herein shall relieve the Adviser from any of its obligations under applicable law, including, without limitation, the federal and state securities laws.

(b)         Indemnification. The Adviser shall indemnify the Fund and its officers and Trustees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

8.           Duration and Termination.

(a)         Duration. Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years, and thereafter shall continue automatically for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually in the manner required by the 1940 Act.

(b)         Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty by vote of a majority of the Fund’s Board of Trustees, or, with respect to the Fund, by “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, or by the Adviser, in each case, upon not less than sixty (60) days’ written notice to the other party.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment.

9.           Services Not Exclusive. The services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. It is understood that the action taken by the Adviser under this Agreement may differ from the advice given or the timing or nature of action taken with respect to other clients of the Adviser, and that a transaction in a specific security may not be accomplished for all clients of the Adviser at the same time or at the same price.

10.         Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment shall be in writing and approved in the manner required by the 1940 Act.

11.         Confidentiality. Subject to the duties of the Adviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Adviser and the Fund in respect thereof.

12.         Jurisdiction. This Agreement shall be governed by and construed to be in accordance with substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the District of Delaware, or if such action may not be brought in that court, then such action shall be brought in the Court of Chancery of the State of Delaware (the “Chosen Courts”). Each party consents to jurisdiction in the Chosen Courts; (b) waives any objection to venue in each Chosen Court and (c) waives any objection that either Chosen Court is an inconvenient forum.

13.         Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall together constitute one and the same instrument.

14.         Certain Definitions. For the purposes of this Agreement, “interested person,” “affiliated person,” “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

15.         Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

16.         Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

17.         No Third-Party Beneficiaries. This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any person other than the parties and their respective successors and permitted assigns.

18.         Force Majeure. Notwithstanding any other provision of this Agreement, the Adviser shall not be liable for any losses caused directly or indirectly, whether in whole or in part, by circumstances beyond its reasonable control, including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, riots, terrorism, war or such event of similar nature, labor difficulties, non-performance by a third party not hired or otherwise selected by it to provide services in connection with this Agreement, natural disaster, casualty, elements of nature, fires, earthquakes, floods, or other catastrophes, acts of God, mechanical breakdowns, or malfunctions, failure or disruption of utilities, communications, computer or information technology (including, without limitation, hardware or software), internet, firewalls, encryptions systems, security devices, or power supply; provided that the Adviser shall maintain disaster recovery, business continuity and cybersecurity procedures in effect consistent with those of similar registered investment advisers to mutual funds.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ALPINE GLOBAL PREMIER PROPERTIES FUND

By:
Name:
Title:

ABERDEEN ASSET MANAGERS LIMITED

By:
Name:
Title:

EXHIBIT B

FORM OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

SUBADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of the ___ day of ______, 2018 by and among Aberdeen Global Premier Properties Fund (the “Fund”), a Delaware statutory trust, ABERDEEN ASSET MANAGERS LIMITED (the “Adviser”), a United Kingdom corporation, and ABERDEEN ASSET MANAGEMENT INC. (the “Subadviser”) a Delaware corporation registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and, and also registered under the Advisers Act.

W I T N E S S E T H:

WHEREAS, the Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Fund dated as of the ____ day of _________, 2018, as amended, (the “Advisory Agreement”), been retained to act as investment adviser for the Fund;

WHEREAS, the Adviser represents that it is willing and possesses legal authority to render such services subject to the terms and conditions set forth in this Agreement;

WHEREAS, the Fund and the Adviser each represent that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Subadviser to assist it in the provision of a continuous investment program for that portion of the Fund’s assets that the Adviser will assign to the Subadviser, and the Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

1.           Appointment as Subadviser.  The Adviser hereby appoints the Subadviser to act as investment adviser for the Fund and to assist the Adviser with the oversight of the investment program of the Fund (“Oversight Services”) and to manage that portion or all of the assets of the Fund that the Adviser from time to time upon reasonable prior notice allocates to, and puts under the control of, the Subadviser (the “Subadviser Assets”) subject to the supervision of the Adviser and the Board of Trustees of the Fund and subject to the terms of this Agreement (“Investment Decision Services”); and the Subadviser hereby accepts such appointment.  In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets.  It is recognized that the Subadviser and certain of its affiliates now act, and that from time to time hereafter may act, as investment adviser to one or more other investment companies and to fiduciary or other managed accounts and that the Adviser and the Fund cannot object to such activities.

2.           Duties of Subadviser.

(a)         Oversight Services.   The Subadviser shall, at the request of the Adviser, assist the Adviser with the Adviser’s overall supervisory responsibility for the general management and investment of a Fund’s assets and assist the Adviser in monitoring the ongoing performance of subadvisers for a Fund.

(b)         Investment Decision Services.  The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund’s prospectus and statement of additional information as currently in effect and in its annual and semi-annual reports and, as soon as practical after the Fund or the Adviser notifies the Subadviser thereof, as amended from time to time (collectively referred to hereinafter as the “Prospectus”) and subject to the directions of the Adviser and the Fund’s Board of Trustees, to monitor on a continuous basis the performance of the Subadviser Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund’s affairs.

(c)         Compliance with Applicable Laws, Governing Documents and Trust Compliance Procedures.  In the performance of its services under this Agreement, the Subadviser shall act in conformity with: (i) the Prospectus; (ii) the Fund’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively); (iii) the policies and procedures for compliance by the Fund with the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) provided to the Subadviser (together, the “Fund Compliance Procedures”); and (iv) with the instructions and directions received in writing from the Adviser or the Trustees of the Fund.  The Subadviser in performing its services under this Agreement will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations. Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Fund’s Declaration of Trust and By-Laws, the Prospectus and Fund Compliance Procedures, the instructions and directions received in writing from the Adviser or the Trustees of the Fund or the 1940 Act, the Code, and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring the Fund’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets. The Adviser will promptly provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Fund to the extent they may affect a Fund or the services of the Subadviser, copies of any financial statements or reports made by a Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M and Section 817(h) of the Code.  In connection with such compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under either Subchapter M or Section 817(h).  If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within the time permitted under the Code thereunder.

The Adviser will provide the Subadviser with reasonable advance notice of any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Fund or the Adviser. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus reflecting such changes.  The Adviser acknowledges and will ensure that the Prospectus will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Fund or to the Adviser specifically for inclusion in the Prospectus.  The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Fund as may be required to be contained in the Prospectus or in the Fund’s Registration Statement on Form N-2.

In order to assist the Fund and the Fund’s Chief Compliance Officer (the “Fund CCO”) to satisfy the requirements contained in Rule 38a-1 under the 1940 Act, the Subadviser shall provide to the Fund CCO:  (i) direct access to the Subadviser’s chief compliance officer (the “Subadviser CCO”), as reasonably requested by the Fund CCO; (ii) quarterly reports confirming that the Subadviser has complied with the Fund Compliance Procedures in managing the Subadviser Assets; and (iii) quarterly certifications that there were no Material Compliance Matters (as that term is defined by Rule 38a-1(e)(2)) that arose under the Fund Compliance Procedures that related to the Subadviser’s management of the Subadviser Assets. In addition, the Subadviser will provide sub-certifications, upon request, with respect to Forms N-CSR and N-Q filings for the Fund.

(d)         Subadviser Compliance Policies and Procedures.  The Subadviser shall promptly provide the Fund CCO with copies of:  (i) the Subadviser’s policies and procedures for compliance by the Subadviser with the Federal Securities Laws (together, the “Subadviser Compliance Procedures”), and (ii) any material changes to the Subadviser Compliance Procedures.  The Subadviser shall cooperate fully with the Fund CCO so as to facilitate the Fund CCO’s performance of the Fund CCO’s responsibilities under Rule 38a-1 to review, evaluate and report to the Fund’s Board of Trustees on the operation of the Subadviser Compliance Procedures, and shall promptly report to the Fund CCO any Material Compliance Matter arising under the Subadviser Compliance Procedures involving the Subadviser Assets.  The Subadviser shall provide to the Fund CCO:  (i) quarterly reports confirming the Subadviser’s compliance with the Subadviser Compliance Procedures in managing the Subadviser Assets, and (ii) certifications that there were no Material Compliance Matters involving the Subadviser that arose under the Subadviser Compliance Procedures that affected the Subadviser Assets.  At least annually, the Subadviser shall provide a certification to the Fund CCO to the effect that the Subadviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Subadviser with the Federal Securities Laws.

(e)         Voting of Proxies.  The Adviser hereby delegates to the Subadviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Subadviser Assets and authorizes the Subadviser to delegate further such discretionary authority to a designee identified in a notice given to the Fund and the Adviser.  The Subadviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser or the Fund or take any action with respect thereto.  If both the Subadviser and another entity managing assets of the Fund have invested the Fund’s assets in the same security, the Subadviser and such other entity will each have the power to vote its pro rata share of the Fund’s security.

The Subadviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act.  The Subadviser will provide the Adviser or its designee, a copy of such procedure and establish a process for the timely distribution of the Subadviser’s voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, Form N-Q under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

(f)          Agent.  Subject to any other written instructions of the Adviser or the Fund, the Subadviser is hereby appointed the Adviser’s and the Fund’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets.  The Subadviser agrees to provide the Adviser and the Fund with copies of any such agreements executed on behalf of the Adviser or the Fund.

(g)         Brokerage.  The Subadviser is authorized, subject to the supervision of the Adviser and the plenary authority of the Fund’s Board of Trustees, to establish and maintain accounts on behalf of the Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively “Brokers”) as the Subadviser may elect and negotiate commissions to be paid on such transactions.  The Subadviser, however, is not required to obtain the consent of the Adviser or the Fund’s Board of Trustees prior to establishing any such brokerage account.  The Subadviser shall place all orders for the purchase and sale of portfolio investments for a Fund’s account with Brokers selected by the Subadviser.  In the selection of such Brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below.  In using its reasonable efforts to obtain for a Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of each Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions. Notwithstanding the foregoing, neither the Fund nor the Adviser shall instruct the Subadviser to place orders with any particular Broker(s) with respect to the Subadviser Assets. Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, the Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Subadviser Assets’ investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.

It is recognized that the services provided by such Brokers may be useful to the Subadviser in connection with the Subadviser’s services to other clients.  On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund with respect to the Subadviser Assets as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.  It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Subadviser Assets.

(h)         Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser acknowledges that the Adviser and the Fund may rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Subadviser Assets or any other transactions of Fund assets.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time.  On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets or (ii) identifying any violations which have occurred with respect to the Subadviser Assets.  The Subadviser will have also submitted its Code of Ethics for its initial approval by the Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

(i)          Books and Records.  The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Subadviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions.  The Subadviser acknowledges that the Fund’s Records are property of the Fund; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files. The Fund’s Records shall be available to the Adviser or the Fund at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

(j)          Information Concerning Subadviser Assets and Subadviser.  From time to time as the Adviser or the Fund reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith.  The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser.  Upon the Fund’s or the Adviser’s reasonable request, the Subadviser will make available its officers and employees to meet with the Fund’s Board of Trustees to review the Subadviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Subadviser Assets as are reasonably required for the Fund or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

(k)         Custody Arrangements.  The Fund or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements.  The Subadviser shall on each business day provide the Adviser and the Fund’s custodian such information as the Adviser and the Fund’s custodian may reasonably request in good faith relating to all transactions concerning the Subadviser Assets. The Fund shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Subadviser with respect to the Subadviser Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Subadviser Assets on behalf of the Fund.   The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

(l)          Valuation of Subadviser Assets.  The Subadviser agrees to monitor the Subadviser Assets and to notify the Adviser or its designee on any day that the Subadviser determines that a significant event has occurred with respect to one or more securities held in the Subadviser Assets.  As requested by the Adviser or the Fund’s Valuation Committee, the Subadviser hereby agrees to provide additional assistance to the Valuation Committee of the Fund, the Adviser and the Fund’s pricing agents in valuing Subadviser Assets held in the portfolio.  Such assistance may include fair value pricing of portfolio securities, as requested by the Adviser.  The Subadviser agrees that it will act, at all times, in accordance with the Fund’s Valuation Procedures, and will provide such certifications or sub-certifications relating to its compliance with the Fund’s Valuation Procedures as reasonably may be requested, from time to time, by the Adviser or the Fund.  The Subadviser agrees that it will regularly reconcile its portfolio holdings list for the Fund against the portfolio holdings list provided by the Fund’s service providers and alert the Adviser in the event that the Subadviser’s list does not match the list provided by the Fund’s service providers.

The Subadviser also will provide such information or perform such additional acts as are customarily performed by a Subadviser and may be required for a Fund or the Adviser to comply with their respective obligations under applicable federal securities laws, including, without limitation, the 1940 Act, the Advisers Act, the 1934 Act, the Securities Act, and any rule or regulation thereunder.

3.           Independent Contractor.  In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

4.           Expenses.  During the term of this Agreement, the Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement.  The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Subadviser shall not be responsible for the Fund’s or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund and any losses incurred in connection therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s  portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.  The Fund or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Funds or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The Subadviser shall keep and supply to the Fund and the Adviser reasonable records of all such expenses.

5.           Compensation.  The Subadviser receives no compensation for the Oversight Services provided pursuant to this Agreement.  For the Investment Decision Services provided pursuant to this Agreement, the Subadviser is entitled to the percentage of the advisory fee received by the Adviser for the Fund as detailed on Exhibit A hereto.

If this Agreement shall be effective for only a portion of a month with respect to the Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

6.           Representations and Warranties of Subadviser.  The Subadviser represents and warrants to the Adviser and the Fund as follows:

(a)         The Subadviser is registered as an investment adviser under the Advisers Act;

(b)         The Subadviser is registered as a Commodity Trading Advisor under the Commodity Exchange Act, as amended (the “CEA”), with the Commodity Futures Trading Commission (the “CFTC”), or is not required to file such registration;

(c)         The Subadviser is corporation duly organized and operating under the laws of the United Kingdom with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(d)         The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

(e)         The Form ADV of the Subadviser provided to the Adviser and the Fund is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

7.           Representations and Warranties of Adviser.  The Adviser represents and warrants to the Subadviser as follows:

(a)         The Adviser is registered as an investment adviser under the Advisers Act;

(b)         The Adviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the CFTC and the National Futures Association or is not required to file such exemption;

(c)         The Adviser is a corporation duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(d)         The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(e)         The Form ADV of the Adviser provided to the Subadviser and the Fund is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(f)          The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement; and

(g)         The Adviser and the Fund have duly entered into the Advisory Agreement pursuant to which the Fund authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of the Fund, including without limitation the Adviser’s entering into and performing this Agreement.

8.            Representations and Warranties of the Fund.  The Fund represents and warrants to the Adviser and the Subadviser as follows:

(a)         The Fund is a statutory trust duly formed and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(b)         The Fund is registered as an investment company under the 1940 Act and has elected to qualify and has qualified, together with the Fund, as a regulated investment company under the Code, and the Fund’s shares are registered under the Securities Act;

(c)         The execution, delivery and performance by the Fund of this Agreement are within the Fund’s powers and have been duly authorized by all necessary action on the part of the Fund and its Board of Trustees, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Fund for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Fund of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Fund’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Fund; and

(d)         The Fund acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement.

9.           Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Subadviser, the Adviser and the Fund pursuant to the recitals above and Sections 6, 7 and 8, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

10.         Liability and Indemnification.

(a)         Liability.  The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, any other subadviser to the Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets.  The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 10(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA.

(b)         Indemnification.  The Subadviser shall indemnify the Adviser and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.  The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

The Fund shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Fund’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

(c)         The Subadviser shall not be liable to the Adviser for (i) any acts of the Adviser or any other subadviser to a Fund with respect to the portion of the assets of that Fund not managed by Subadviser, or (ii) acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser or any other subadviser to a Fund, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request. The Adviser agrees that Subadviser shall manage the Subadviser Assets as if they were a separate operating Fund as set forth in Section 2(c) of this Agreement. The Adviser shall indemnify the Subadviser, its Affiliates and Controlling Persons from any liability arising from the conduct of the Adviser and any other subadviser with respect to the portion of the Fund’s assets not allocated to the Subadviser.

11.         Effectiveness.  The Agreement shall become effective on the same day as the closing of the reorganization of certain series of Nationwide Mutual Funds into series of the Fund.

12.         Duration and Termination.

(a)         Duration. Unless sooner terminated, this Agreement shall continue until June 30, 2019, with respect to any Fund covered by this Agreement initially and for any Fund subsequently added to this Agreement, an initial period of no more than two years, and thereafter shall continue automatically for successive annual periods with respect to each such Fund, provided that such continuance is specifically approved at least annually by the Fund’s Board of Trustees or a vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided further that in either event its continuance also is approved by a majority of the Fund’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b)         Termination.  Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

(i)          By vote of a majority of the Fund’s Board of Trustees, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the Subadviser;

(ii)         By any party hereto immediately upon written notice to the other parties in the event of a breach of any provision of this Agreement by either of the other parties; or

(iii)        By the Subadviser upon not more than 60 days’ written notice to the Adviser and the Fund.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

13.         Duties of the Adviser.  The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement.  Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

14.         Amendment.  This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by:  (a) the Fund’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Funds (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Fund who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

15.         Confidentiality.  Subject to the duties of the Adviser, the Fund and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof; except to the extent:

(a)         Authorized.  The Adviser or the Fund has authorized such disclosure;

(b)         Court or Regulatory Authority.  Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

(c)         Publicly Known Without Breach.  Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

(d)         Already Known.  Such information already was known by the party prior to the date hereof;

(e)         Received From Third Party.  Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund’s custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

(f)          Independently Developed.  The party independently developed such information.

16.         Notice.  Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a)	If to the Adviser:

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH
Attention: Legal Department
Facsimile: 44-207-463-6001

(b)	If to the Subadviser:

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
Attention: Legal Department
Facsimile: (215) 405-5700

(c)	If to the Fund:

Aberdeen Global Premier Properties Fund
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
Attention: Legal Department
Facsimile: (215) 405-2381

17.         Jurisdiction.  This Agreement shall be governed by and construed in accordance with substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act.  In the case of any conflict, the 1940 Act shall control.

18.         Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

19.         Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

20.         Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

21.         Severability.  If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

22.         Entire Agreement.  This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

23.         Aberdeen Global Premier Properties Fund and its Trustees. The terms “Aberdeen” and the “Trustees of Aberdeen Global Premier Properties Fund” refer respectively to the Fund created and the Trustees, as trustees but not individually or personally, acting from time to time under the Agreement and Declaration of Trust dated as of February 13, 2007, as has been or may be amended and/or restated from time to time, and to which reference is hereby made.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

FUND:
ABERDEEN GLOBAL PREMIER PROPERTIES FUND

By:
Name:
Title:

ADVISER:
ABERDEEN ASSET MANAGERS LIMITED

By:
Name:
Title:

SUBADVISER:
ABERDEEN ASSET MANAGEMENT INC.

By:
Name:
Title:

EXHIBIT A*

SUBADVISORY AGREEMENT AMONG

ABERDEEN GLOBAL PREMIER PROPERTIES FUND

ABERDEEN ASSET MANAGERS LIMITED,

AND ABERDEEN ASSET MANAGEMENT INC.

The Subadviser is entitled to the percentage of the advisory fee received after fee waivers and expense reimbursements, if any, by the Adviser as detailed below:

Percent of Advisory Fees
10%

EXHIBIT C

CURRENT FUND OFFICERS

The current officers of the Fund, in addition to Mr. Lieber, include the following:

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Stephen A. Lieber* (1925)	Vice President	Indefinite, since July 2006	Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC (since 1999).
Kenneth Corrado (1964)	Chief Compliance Officer	Indefinite, since July 2013	Chief Compliance Officer, Alpine Woods Capital Investors, LLC (since July 2013); Independent Compliance Consultant (2012 to 2013); Vice President and Deputy Chief Compliance Officer, Artio Global Management, LLC (2007 to 2012).
Ronald G. Palmer, Jr. (1968)	Chief Financial Officer	Indefinite, since January 2010	Chief Financial Officer, Alpine Woods Capital Investors, LLC (since January 2010).
Joe C. Caruso (1971)	Treasurer	Indefinite, since July 2013	Fund Accountant, Alpine Woods Capital Investors, LLC (since 2011); Independent Tax Consultant (2010 to 2011); Assistant Vice President Global Fund Services, Deutsche Bank AG (2009 to 2010).
Andrew Pappert (1980)	Secretary	Indefinite, since March 2009	Director of Fund Operations, Alpine Woods Capital Investors, LLC (since September 2008).

*	Stephen A. Lieber is the father of Samuel A. Lieber.

C-1

EXHIBIT D

PROPOSED OFFICERS OF THE FUND

Certain biographical and other information relating to the new slate of officers expected to be elected into office by the Post-Transaction Board is set forth below:

Head of Conduct and Compliance and Deputy Chief Risk Officer for Aberdeen Asset Management Inc. Previously he was

Name, Age and Address	Expected Position(s) with Fund	Principal Occupation(s) During Past Five Years and Other Relevant Experience
Joseph Andolina c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer	Currently Head of Conduct and Compliance and Deputy Chief Risk Officer for Aberdeen Asset Management Inc. Previously he was Deputy Head of Compliance — Americas & US Counsel. In this capacity, Mr. Andolina takes a lead role in the management and implementation of the US Compliance Program and supports the group globally on SEC-related matters. Prior to joining the Compliance Department, Mr. Andolina was a member of Aberdeen’s Legal Department, where he served as US Counsel and worked primarily on matters relating to Aberdeen’s registered funds. Before joining Aberdeen in 2012, Mr. Andolina was an associate at Drinker Biddle & Reath LLP in Philadelphia where he worked in the firm’s Investment Management Group.
Alan Goodson c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Currently Head of Product — Americas, overseeing Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Director and Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.
Bev Hendry c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Currently, CEO — Americas and Director at Aberdeen Asset Management Inc. He previously held the position of Co-Head of Americas. Mr. Hendry is also Vice President of Aberdeen Fund Distributors LLC. Mr. Hendry first joined Aberdeen at its headquarters in Scotland in 1987 where he set up Aberdeen’s mutual fund business. He moved to the United States in 1995 to establish Aberdeen’s business in the Americas based out of Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen in 2014 from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked for six years as Chief Operating Officer. Bev is a Chartered Accountant and graduated with an MA in Economics from the University of Aberdeen.
Megan Kennedy c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.
Andrea Melia c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	Currently, Vice President and Head of Fund Administration for Aberdeen Asset Management Inc. (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

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Christian Pittard c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	President	Currently, Group Head of Product Opportunities, for Aberdeen Asset Management PLC and Director of Aberdeen Asset Managers Limited since 2010. Previously, Director and Vice President (2006- 2008), Chief Executive Officer (from October 2005 to September 2006) of AAMI.
Lucia Sitar c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007 as U.S. Counsel.

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PROXY-1

ALPINE GLOBAL PREMIER PROPERTIES FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the proposals below have been proposed by the Board of Trustees.

The proxy will be voted as specified below. If the proxy is executed, but with respect a proposal where no specification is made, this proxy will be voted in favor of the proposal and in the discretion of the above named proxies as to any other matter that may have properly come before the Special Meeting or any adjournment or postponement thereof. Please indicate by filling the appropriate circle below:

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

3. To elect four Trustees, each to serve a term from one to three years and until his or her successor has been duly elected and qualifies, and each to take office only if Proposal 1 and Proposal 2 are both approved by shareholders of the Fund and only after resignation of the current Independent Trustees are effective.

	FOR	WITHHOLD
1. John Sievwright	○	○
2. P. Gerald Malone	○	○
3. Nancy Yao Maasbach	○	○
4. Martin Gilbert	○	○

Your vote is important. If you are unable to attend the Special Meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Special Meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Special Meeting. You may revoke your proxy card, by writing the Secretary of the Fund or by attending the meeting and voting in person.

THANK YOU FOR VOTING

PROXY-2